UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Allspring Variable Trust

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series: Allspring VT Discovery All Cap Growth Fund, Allspring VT Discovery SMID Cap Growth Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Opportunity Fund and Allspring VT Small Cap Growth Fund.

Date of reporting period: December 31, 2023

ITEM 1. REPORT TO STOCKHOLDERS

Allspring VT
Discovery All Cap
Growth Fund
(formerly, Allspring VT Omega Growth Fund)
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT Discovery All Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Discovery All Cap Growth Fund for the 12-month period that ended December 31, 2023. Effective May 1, 2023, the Fund changed its name from Allspring VT Omega Growth Fund to Allspring VT Discovery All Cap Growth Fund. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT Discovery All Cap Growth Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT Discovery All Cap Growth Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT Discovery All Cap Growth Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

6 | Allspring VT Discovery All Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	3-6-1997	33.50	13.80	10.68	0.84	0.75
Class 2	7-31-2002	33.17	13.54	10.42	1.09	1.00
Russell 3000® Growth Index[3]	–	41.21	18.85	14.33	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values.
You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT Discovery All Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Discovery All Cap Growth Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended December 31, 2023.
•Positioning within the information technology (IT) and communication services sectors detracted from relative performance.
•Stock selection within the consumer discretionary sector and an underweight to energy contributed to the Fund’s results.
Market leadership was concentrated for much of 2023.
The year started with high inflation and financial tightening producing a resounding call for a recession in 2023, yet the year ended on a positive note for most major U.S. equity indexes. Supported by healthy labor markets, declining inflation metrics, and a resilient consumer, earnings results largely exceeded expectations. Most notably, companies connected to artificial intelligence and GLP-1s (glucagon-like peptide-1) garnered significant attention and saw their valuations soar. For much of the year, the “Magnificent 7” stocks substantially outperformed the rest of the U.S. equity universe, boosting returns in large-cap indexes while restrictive policy rates deterred sentiment for small-cap stocks. However, along with favorable economic data, a dovish shift in tone from the Federal Reserve fueled a market rally late in the year. After trailing the Magnificent 7 for most of the year, market leadership broadened out in the fourth quarter and a soft landing became the consensus outlook for 2024.

Ten largest holdings (%) as of December 31, 2023[1]
Microsoft Corp.	11.72
Amazon.com, Inc.	6.60
Alphabet, Inc. Class A	6.55
Visa, Inc. Class A	5.10
UnitedHealth Group, Inc.	3.29
MercadoLibre, Inc.	2.14
Sherwin-Williams Co.	2.12
ServiceNow, Inc.	2.05
Waste Connections, Inc.	2.04
Chipotle Mexican Grill, Inc.	2.01

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Stock selection within the IT and communication services sectors detracted from returns.
Within communication services, ZoomInfo Technologies, Inc., hosts a global database that connects sales and marketing professionals with prospective clients. During the year, layoffs within the tech industry and pauses within corporate discretionary spending decreased demand for ZoomInfo. When sales did not reaccelerate as recession fears receded, our sell discipline was triggered and we exited the position.
BILL Holdings, Inc., in IT provides cloud-based software that enables small and medium-size businesses to digitize back-office functions. In return, BILL receives subscription fees and a portion of each transaction processed on its platform. Macro headwinds resulted in many of BILL’s customers reducing advertising and discretionary spending, which adversely affected BILL’s transactional revenue. We still hold the position but we are closely monitoring fundamentals.
Allocation within the consumer discretionary sector along with a select IT holding contributed to relative performance.
While the Fund’s overall exposure to the IT sector detracted from returns, several IT companies meaningfully outperformed the overall market during the year. CrowdStrike Holdings, Inc., is a next-generation, end-point security system that continuously monitors for malicious software code. The company exceeded expectations on several key financial metrics and unveiled plans for new product launches in 2024. With most global enterprises still relying on archaic infrastructures, CrowdStrike’s addressable market remains massively underpenetrated, providing a long runway for growth.
In consumer discretionary, MercadoLibre, Inc., a leading e-commerce and payments platform in Latin America, launched services to boost user engagement and advertising revenue. Improving profitability and a leading technology platform provide multiple growth opportunities for MercadoLibre. We have held MercadoLibre within our portfolio for several years and continue to believe in its potential to deliver superior future returns.
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

10 | Allspring VT Discovery All Cap Growth Fund

Performance highlights (unaudited)
Staying balanced, with a skew toward quality
The recent year was positive for equities, with most major U.S.-based equity indexes producing healthy gains. While the rally in December created optimism going into 2024, we believe investors should guard against extrapolating near-term signals. Consensus expectations are now for double-digit earnings growth for S&P 500 companies in the next year. Given lingering inflation uncertainties and the delayed impact of higher rates, we are concerned that this could be an optimistic bar for the market to clear. With elevated valuations and expectations, the markets may experience a negative surprise. Our strategy for navigating this environment is to be balanced and highly selective. We are placing a priority on companies with profitable business models, free cash flow generation, and strong management execution.
We think there are exciting opportunities in small- and mid-cap growth stocks, which still trade at compelling relative valuations to large caps. Should the economy avoid a sharp downturn, there is considerable upside in smaller companies on the other side of a recovery. Most importantly, after a long period of hyperfocus on monetary policy, we are encouraged to see investors become more discerning toward company fundamentals. When it comes to compounding wealth, investors are realizing that profits may matter more than interest rates. This is an encouraging trend that we expect to continue.

Allspring VT Discovery All Cap Growth Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,095.70	$3.94	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class 2
Actual	$1,000.00	$1,094.30	$5.25	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.06	1.00%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT Discovery All Cap Growth Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 99.39%
Communication services: 7.81%
Entertainment: 1.26%
Spotify Technology SA†	4,700	$883,177
Interactive media & services: 6.55%
Alphabet, Inc. Class A†	33,000	4,609,770
Consumer discretionary: 15.32%
Automobiles: 1.44%
Ferrari NV	3,000	1,015,290
Broadline retail: 8.74%
Amazon.com, Inc.†	30,540	4,640,248
MercadoLibre, Inc.†	958	1,505,535
		6,145,783
Hotels, restaurants & leisure: 2.01%
Chipotle Mexican Grill, Inc.†	620	1,417,915
Specialty retail: 1.60%
Home Depot, Inc.	3,251	1,126,634
Textiles, apparel & luxury goods: 1.53%
lululemon athletica, Inc.†	2,100	1,073,709
Consumer staples: 0.80%
Beverages: 0.80%
Celsius Holdings, Inc.†	10,300	561,556
Financials: 12.43%
Capital markets: 3.09%
Intercontinental Exchange, Inc.	8,500	1,091,655
Tradeweb Markets, Inc. Class A	11,900	1,081,472
		2,173,127
Financial services: 7.53%
Adyen NV ADR†	54,300	699,384
Fiserv, Inc.†	7,560	1,004,270
Visa, Inc. Class A	13,790	3,590,227
		5,293,881
Insurance: 1.81%
Progressive Corp.	8,000	1,274,240
Health care: 15.05%
Biotechnology: 1.39%
Exact Sciences Corp.†	13,200	976,536
Health care equipment & supplies: 4.50%
Align Technology, Inc.†	2,200	602,800
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery All Cap Growth Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Health care equipment & supplies(continued)
DexCom, Inc.†	10,200	$1,265,718
Intuitive Surgical, Inc.†	3,840	1,295,462
		3,163,980
Health care providers & services: 3.29%
UnitedHealth Group, Inc.	4,401	2,316,995
Health care technology: 1.34%
Veeva Systems, Inc. Class A†	4,900	943,348
Life sciences tools & services: 2.57%
Bio-Techne Corp.	11,100	856,476
Danaher Corp.	4,100	948,494
		1,804,970
Pharmaceuticals: 1.96%
Zoetis, Inc.	7,000	1,381,590
Industrials: 10.19%
Commercial services & supplies: 3.49%
Tetra Tech, Inc.	6,100	1,018,273
Waste Connections, Inc.	9,646	1,439,858
		2,458,131
Electrical equipment: 0.94%
Vertiv Holdings Co.	13,700	658,011
Ground transportation: 1.44%
Old Dominion Freight Line, Inc.	2,500	1,013,325
Industrial conglomerates: 1.54%
General Electric Co.	8,500	1,084,855
Machinery: 1.70%
RBC Bearings, Inc.†	4,200	1,196,538
Professional services: 1.08%
Paylocity Holding Corp.†	4,600	758,310
Information technology: 34.52%
Communications equipment: 2.00%
Motorola Solutions, Inc.	4,500	1,408,905
Electronic equipment, instruments & components: 2.41%
Teledyne Technologies, Inc.†	2,200	981,838
Zebra Technologies Corp. Class A†	2,600	710,658
		1,692,496
IT services: 4.28%
Gartner, Inc.†	2,400	1,082,664
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT Discovery All Cap Growth Fund

Portfolio of investments—December 31, 2023

	Shares	Value
IT services(continued)
Globant SA†	5,700	$1,356,486
MongoDB, Inc.†	1,400	572,390
		3,011,540
Semiconductors & semiconductor equipment: 4.42%
Advanced Micro Devices, Inc.†	8,200	1,208,762
Analog Devices, Inc.	4,500	893,520
Monolithic Power Systems, Inc.	1,600	1,009,248
		3,111,530
Software: 21.41%
BILL Holdings, Inc.†	5,200	424,268
Cadence Design Systems, Inc.†	4,900	1,334,613
Crowdstrike Holdings, Inc. Class A†	4,700	1,200,004
Datadog, Inc. Class A†	6,000	728,280
Microsoft Corp.	21,923	8,243,925
ServiceNow, Inc.†	2,040	1,441,239
Workday, Inc. Class A†	3,800	1,049,028
Zscaler, Inc.†	2,900	642,524
		15,063,881
Materials: 2.12%
Chemicals: 2.12%
Sherwin-Williams Co.	4,770	1,487,763
Real estate: 1.15%
Specialized REITs : 1.15%
SBA Communications Corp.	3,200	811,808
Total common stocks (Cost $35,526,315)		69,919,594

		Yield
Short-term investments: 0.44%
Investment companies: 0.44%
Allspring Government Money Market Fund Select Class♠∞		5.28%	311,643	311,643
Total short-term investments (Cost $311,643)				311,643
Total investments in securities (Cost $35,837,958)	99.83%			70,231,237
Other assets and liabilities, net	0.17			119,887
Total net assets	100.00%			$70,351,124

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery All Cap Growth Fund | 15

Portfolio of investments—December 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,283,520	$13,478,710	$(15,450,587)	$0	$0	$311,643	311,643	$39,156
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT Discovery All Cap Growth Fund

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $35,526,315)	$69,919,594
Investments in affiliated securities, at value (cost $311,643)	311,643
Receivable for investments sold	354,916
Receivable for dividends	13,190
Receivable for Fund shares sold	363
Prepaid expenses and other assets	1,860
Total assets	70,601,566
Liabilities
Payable for investments purchased	135,069
Payable for Fund shares redeemed	54,741
Management fee payable	24,255
Distribution fee payable	7,535
Administration fees payable	4,854
Trustees’ fees and expenses payable	352
Accrued expenses and other liabilities	23,636
Total liabilities	250,442
Total net assets	$70,351,124
Net assets consist of
Paid-in capital	$32,670,467
Total distributable earnings	37,680,657
Total net assets	$70,351,124
Computation of net asset value per share
Net assets–Class 1	$32,120,646
Shares outstanding–Class 1[1]	1,269,870
Net asset value per share–Class 1	$25.29
Net assets–Class 2	$38,230,478
Shares outstanding–Class 2[1]	1,600,463
Net asset value per share–Class 2	$23.89
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery All Cap Growth Fund | 17

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $3,416)	$323,121
Income from affiliated securities	39,156
Interest	13
Total investment income	362,290
Expenses
Management fee	389,907
Administration fees
Class 1	23,456
Class 2	28,532
Distribution fee
Class 2	81,426
Custody and accounting fees	3,306
Professional fees	73,465
Shareholder report expenses	20,238
Trustees’ fees and expenses	23,591
Other fees and expenses	3,412
Total expenses	647,333
Less: Fee waivers and/or expense reimbursements
Fund-level	(70,725)
Net expenses	576,608
Net investment loss	(214,318)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	3,436,065
Net change in unrealized gains (losses) on investments	15,520,585
Net realized and unrealized gains (losses) on investments	18,956,650
Net increase in net assets resulting from operations	$18,742,332
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT Discovery All Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment loss		$(214,318)		$(294,454)
Net realized gains on investments		3,436,065		6,653,356
Net change in unrealized gains (losses) on investments		15,520,585		(44,084,645)
Net increase (decrease) in net assets resulting from operations		18,742,332		(37,725,743)
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(2,959,369)		(7,399,134)
Class 2		(3,747,752)		(9,021,680)
Total distributions to shareholders		(6,707,121)		(16,420,814)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	38,434	889,700	22,220	566,861
Class 2	47,234	1,029,344	142,485	4,023,820
		1,919,044		4,590,681
Reinvestment of distributions
Class 1	124,031	2,959,369	326,384	7,399,134
Class 2	166,124	3,747,752	417,671	9,021,680
		6,707,121		16,420,814
Payment for shares redeemed
Class 1	(173,842)	(3,985,196)	(187,569)	(5,315,386)
Class 2	(304,527)	(6,686,741)	(305,040)	(10,025,192)
		(10,671,937)		(15,340,578)
Net increase (decrease) in net assets resulting from capital share transactions		(2,045,772)		5,670,917
Total increase (decrease) in net assets		9,989,439		(48,475,640)
Net assets
Beginning of period		60,361,685		108,837,325
End of period		$70,351,124		$60,361,685
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery All Cap Growth Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 1	2023	2022	2021	2020	2019
Net asset value, beginning of period	$20.88	$43.70	$42.28	$31.89	$26.27
Net investment loss	(0.04)[1]	(0.08)[1]	(0.19)[1]	(0.07)	(0.03)[1]
Net realized and unrealized gains (losses) on investments	6.88	(15.54)	6.43	13.27	9.69
Total from investment operations	6.84	(15.62)	6.24	13.20	9.66
Distributions to shareholders from
Net realized gains	(2.43)	(7.20)	(4.82)	(2.81)	(4.04)
Net asset value, end of period	$25.29	$20.88	$43.70	$42.28	$31.89
Total return[2]	33.50%	(37.04)%	15.27%	43.41%	37.39%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.84%	0.78%	0.80%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.19)%	(0.29)%	(0.43)%	(0.27)%	(0.08)%
Supplemental data
Portfolio turnover rate	30%	22%	25%	24%	31%
Net assets, end of period (000s omitted)	$32,121	$26,748	$48,949	$50,122	$40,001

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT Discovery All Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$19.87	$41.69	$40.43	$30.55	$25.23
Net investment loss	(0.10)[1]	(0.14)[1]	(0.28)	(0.17)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	6.55	(14.82)	6.14	12.73	9.29
Total from investment operations	6.45	(14.96)	5.86	12.56	9.19
Distributions to shareholders from
Net realized gains	(2.43)	(6.86)	(4.60)	(2.68)	(3.87)
Net asset value, end of period	$23.89	$19.87	$41.69	$40.43	$30.55
Total return[2]	33.17%	(37.20)%	14.97%	43.18%	37.04%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.04%	1.02%	1.04%	1.06%
Net expenses	1.00%	0.98%	1.00%	1.00%	1.00%
Net investment loss	(0.44)%	(0.51)%	(0.68)%	(0.52)%	(0.33)%
Supplemental data
Portfolio turnover rate	30%	22%	25%	24%	31%
Net assets, end of period (000s omitted)	$38,230	$33,614	$59,888	$57,850	$50,843

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery All Cap Growth Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Discovery All Cap Growth Fund (formerly, Allspring VT Omega Growth Fund)  (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
22 | Allspring VT Discovery All Cap Growth Fund

Notes to financial statements
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $35,923,646 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$36,274,120
Gross unrealized losses	(1,966,529)
Net unrealized gains	$34,307,591
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating loss. At December 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(214,403)	$214,403
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$5,492,947	$0	$0	$5,492,947
Consumer discretionary	10,779,331	0	0	10,779,331
Consumer staples	561,556	0	0	561,556
Financials	8,741,248	0	0	8,741,248
Health care	10,587,419	0	0	10,587,419
Industrials	7,169,170	0	0	7,169,170
Information technology	24,288,352	0	0	24,288,352
Materials	1,487,763	0	0	1,487,763
Real estate	811,808	0	0	811,808
Short-term investments
Investment companies	311,643	0	0	311,643
Total assets	$70,231,237	$0	$0	$70,231,237
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
Allspring VT Discovery All Cap Growth Fund | 23

Notes to financial statements
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $1 billion	0.500
Next $2 billion	0.475
Next $1 billion	0.450
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of December 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class 1	0.75%
Class 2	1.00
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
24 | Allspring VT Discovery All Cap Growth Fund

Notes to financial statements
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2023 were $19,099,246 and $26,225,969, respectively.
6.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $6,707,121 and $16,420,814 of long-term capital gain for the years ended December 31, 2023 and December 31, 2022, respectively.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term gain	Unrealized gains
$3,374,006	$34,307,591
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring VT Discovery All Cap Growth Fund | 25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Discovery All Cap Growth Fund (formerly, Allspring VT Omega Growth Fund) (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
26 | Allspring VT Discovery All Cap Growth Fund

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $6,707,121 was designated as a 20% rate gain distribution for the fiscal year ended
December 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT Discovery All Cap Growth Fund | 27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

28 | Allspring VT Discovery All Cap Growth Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring VT Discovery All Cap Growth Fund | 29

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30 | Allspring VT Discovery All Cap Growth Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-ab2bssdw 02-24
AR0578 12-23

Allspring VT
Discovery SMID Cap
Growth Fund
(formerly, Allspring VT Discovery Fund)
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT Discovery SMID Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Discovery SMID Cap Growth Fund for the 12-month period that ended December 31, 2023. Effective May 1, 2023, the Fund changed its name from Allspring VT Discovery Fund to Allspring VT Discovery SMID Cap Growth Fund. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT Discovery SMID Cap Growth Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT Discovery SMID Cap Growth Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT Discovery SMID Cap Growth Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT Discovery SMID Cap Growth Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

6 | Allspring VT Discovery SMID Cap Growth Fund

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA, Christopher J. Warner, CFA

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	20.14	9.90	7.43	1.16	1.15
Russell 2500TM Growth Index[3]	–	18.93	11.43	8.78	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500TM companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT Discovery SMID Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2500TM Growth Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Discovery SMID Cap Growth Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended December 31, 2023.
•Security selection in the consumer discretionary and industrials sectors, along with a material underweight to the energy sector, contributed to the Fund’s results.
•Holdings within the communication services and information technology (IT) sectors detracted from relative performance.
Market leadership was concentrated for much of 2023.
The year started with high inflation and financial tightening producing a resounding call for a recession in 2023, yet the year ended on a positive note for most major U.S. equity indexes. Supported by healthy labor markets, declining inflation metrics, and a resilient consumer, earnings results largely exceeded expectations. Most notably, companies connected to artificial intelligence and GLP-1s (glucagon-like peptide-1) garnered significant attention and saw their valuations soar. For much of the year, the “Magnificent 7” stocks substantially outperformed the rest of the U.S. equity universe, boosting returns in large-cap indexes while restrictive policy rates deterred sentiment for small-cap stocks. However, along with favorable economic data, a dovish shift in tone from the Federal Reserve fueled a market rally late in the year. After trailing the Magnificent 7 for most of the year, market leadership broadened out in the fourth quarter and a soft landing became the consensus outlook for 2024.

Ten largest holdings (%) as of December 31, 2023[1]
Casella Waste Systems, Inc. Class A	2.51
Teledyne Technologies, Inc.	2.22
SiteOne Landscape Supply, Inc.	2.22
Globant SA	2.18
Axon Enterprise, Inc.	2.14
Bio-Techne Corp.	2.09
Rexford Industrial Realty, Inc.	1.98
Tetra Tech, Inc.	1.95
Morningstar, Inc.	1.91
Novanta, Inc.	1.83

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Security selection in industrials and consumer discretionary contributed to relative performance.
Within industrials, Saia, Inc., contributed to performance. Saia is a short-haul trucking company that specializes in e-commerce fulfillment. During the year, shipment volumes and contract renewals exceeded expectations. Additionally, the dissolution of a key competitor created a unique opportunity for Saia to expand its distribution network. We hold conviction in Saia’s ability to execute, but we modestly trimmed the position due to elevated valuation.
In consumer discretionary, MercadoLibre, Inc., also contributed. MercadoLibre, a leading e-commerce and payments platform in Latin America, launched services to boost user engagement and advertising revenue. Improving profitability and a leading technology platform provide multiple growth opportunities for MercadoLibre. We have held MercadoLibre within our portfolio for several years and continue to believe in its potential to deliver superior future returns.
Stock selection within communication services and IT detracted from relative performance.
Within communication services, ZoomInfo Technologies, Inc., detracted from performance. ZoomInfo hosts a global database that connects sale and marketing professionals with prospective clients. During the year, layoffs within the tech industry and pauses within corporate discretionary spending decreased demand for ZoomInfo. When sales did not reaccelerate as recession fears receded, our sell discipline was triggered and we exited the position.
BILL Holdings, Inc., in IT, also detracted from performance. BILL provides cloud-based software that enables small and medium-size businesses to digitize back-office functions. In return, BILL receives subscription fees and a portion of each transaction processed on its platform. Macro headwinds resulted in many of BILL’s customers reducing advertising and discretionary spending, which adversely affected BILL’s transactional revenue. We still hold the position but we are closely monitoring fundamentals.
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.

10 | Allspring VT Discovery SMID Cap Growth Fund

Performance highlights (unaudited)
Staying balanced, with a skew toward quality.
The recent year was positive for equities, with most major U.S.-based equity indexes producing healthy gains. While the rally in December created optimism going into 2024, we believe investors should guard against extrapolating near-term signals. Consensus expectations are now for double-digit earnings growth for S&P 500 companies in the next year. Given lingering inflation uncertainties and the delayed impact of higher rates, we are concerned that this could be an optimistic bar for the market to clear. With elevated valuations and expectations, the markets may experience a negative surprise. Our strategy for navigating this environment is to be balanced and highly selective. We are placing a priority on companies with profitable business models, free cash flow generation, and strong management execution.
We think there are exciting opportunities in small- and mid-cap growth stocks, which still trade at compelling relative valuations to large caps. Should the economy avoid a sharp downturn, there is considerable upside in smaller companies on the other side of a recovery. Most importantly, after a long period of hyperfocus on monetary policy, we are encouraged to see investors become more discerning toward company fundamentals. When it comes to compounding wealth, investors are realizing that profits may matter more than interest rates. This is an encouraging trend that we expect to continue.

Allspring VT Discovery SMID Cap Growth Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,019.40	$5.82	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT Discovery SMID Cap Growth Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 97.92%
Communication services: 4.56%
Entertainment: 3.41%
Liberty Media Corp.-Liberty Formula One Class C†	25,300	$1,597,189
Liberty Media Corp.-Liberty Live Class C†	39,878	1,491,039
TKO Group Holdings, Inc.	19,200	1,566,336
		4,654,564
Interactive media & services: 1.15%
IAC, Inc.†	29,872	1,564,695
Consumer discretionary: 8.88%
Broadline retail: 3.00%
Global-E Online Ltd.†	50,089	1,985,027
MercadoLibre, Inc.†	1,343	2,110,578
		4,095,605
Hotels, restaurants & leisure: 3.93%
Chipotle Mexican Grill, Inc.†	700	1,600,872
MGM Resorts International†	37,300	1,666,564
Wingstop, Inc.	8,200	2,103,956
		5,371,392
Specialty retail: 0.85%
Wayfair, Inc. Class A†	18,700	1,153,790
Textiles, apparel & luxury goods: 1.10%
On Holding AG Class A†	55,800	1,504,926
Consumer staples: 3.41%
Beverages: 1.34%
Celsius Holdings, Inc.†	33,600	1,831,872
Personal care products: 2.07%
BellRing Brands, Inc.†	21,600	1,197,288
Coty, Inc. Class A†	131,100	1,628,262
		2,825,550
Financials: 5.91%
Capital markets: 3.08%
Morningstar, Inc.	9,100	2,604,784
Tradeweb Markets, Inc. Class A	17,500	1,590,400
		4,195,184
Financial services: 2.83%
Jack Henry & Associates, Inc.	13,600	2,222,376
StoneCo Ltd. Class A†	91,219	1,644,678
		3,867,054
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery SMID Cap Growth Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Health care: 18.60%
Biotechnology: 5.09%
Ascendis Pharma AS ADR†	8,948	$1,127,001
Exact Sciences Corp.†	31,600	2,337,768
Halozyme Therapeutics, Inc.†	28,900	1,068,144
Natera, Inc.†	26,700	1,672,488
Sarepta Therapeutics, Inc.†	7,700	742,511
		6,947,912
Health care equipment & supplies: 7.23%
DexCom, Inc.†	16,600	2,059,894
Inari Medical, Inc.†	19,900	1,291,908
Inspire Medical Systems, Inc.†	8,600	1,749,498
iRhythm Technologies, Inc.†	15,500	1,659,120
Shockwave Medical, Inc.†	11,552	2,201,349
TransMedics Group, Inc.†	11,500	907,695
		9,869,464
Health care providers & services: 2.87%
HealthEquity, Inc.†	29,100	1,929,330
Option Care Health, Inc.†	58,800	1,980,972
		3,910,302
Life sciences tools & services: 3.41%
Bio-Techne Corp.	37,100	2,862,636
Repligen Corp.†	10,000	1,798,000
		4,660,636
Industrials: 28.03%
Aerospace & defense: 2.14%
Axon Enterprise, Inc.†	11,300	2,919,129
Building products: 1.31%
Advanced Drainage Systems, Inc.	12,714	1,788,097
Commercial services & supplies: 7.11%
Casella Waste Systems, Inc. Class A†	40,134	3,429,852
RB Global, Inc.	22,900	1,531,781
Rollins, Inc.	47,900	2,091,793
Tetra Tech, Inc.	15,900	2,654,187
		9,707,613
Construction & engineering: 1.28%
EMCOR Group, Inc.	8,100	1,744,983
Electrical equipment: 1.82%
Vertiv Holdings Co.	51,800	2,487,954
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT Discovery SMID Cap Growth Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Ground transportation: 2.89%
J.B. Hunt Transport Services, Inc.	9,000	$1,797,660
Saia, Inc.†	4,900	2,147,278
		3,944,938
Machinery: 2.72%
Esab Corp.	16,300	1,411,906
RBC Bearings, Inc.†	8,100	2,307,609
		3,719,515
Professional services: 3.26%
Parsons Corp.†	16,100	1,009,631
Paylocity Holding Corp.†	9,600	1,582,560
WNS Holdings Ltd. ADR†	29,300	1,851,760
		4,443,951
Trading companies & distributors: 5.50%
Applied Industrial Technologies, Inc.	13,500	2,331,315
SiteOne Landscape Supply, Inc.†	18,661	3,032,412
Watsco, Inc.	5,000	2,142,350
		7,506,077
Information technology: 24.96%
Electronic equipment, instruments & components: 4.05%
Novanta, Inc.†	14,800	2,492,468
Teledyne Technologies, Inc.†	6,800	3,034,772
		5,527,240
IT services: 3.44%
Globant SA†	12,500	2,974,750
MongoDB, Inc.†	4,200	1,717,170
		4,691,920
Semiconductors & semiconductor equipment: 5.33%
Axcelis Technologies, Inc.†	7,600	985,644
Entegris, Inc.	16,000	1,917,120
Impinj, Inc.†	17,100	1,539,513
Monolithic Power Systems, Inc.	2,100	1,324,638
Onto Innovation, Inc.†	9,900	1,513,710
		7,280,625
Software: 12.14%
BILL Holdings, Inc.†	16,466	1,343,461
CCC Intelligent Solutions Holdings, Inc.†	180,100	2,051,339
Clearwater Analytics Holdings, Inc. Class A†	81,400	1,630,442
Confluent, Inc. Class A†	56,100	1,312,740
Descartes Systems Group, Inc.†	13,200	1,109,592
Dynatrace, Inc.†	36,600	2,001,654
Fair Isaac Corp.†	1,100	1,280,411
HubSpot, Inc.†	3,400	1,973,836
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery SMID Cap Growth Fund | 15

Portfolio of investments—December 31, 2023

	Shares	Value
Software(continued)
Tyler Technologies, Inc.†	4,900	$2,048,788
Zscaler, Inc.†	8,200	1,816,792
		16,569,055
Materials: 1.59%
Metals & mining: 1.59%
ATI, Inc.†	47,900	2,178,013
Real estate: 1.98%
Industrial REITs : 1.98%
Rexford Industrial Realty, Inc.	48,200	2,704,020
Total common stocks (Cost $114,199,416)		133,666,076

		Yield
Short-term investments: 2.15%
Investment companies: 2.15%
Allspring Government Money Market Fund Select Class♠∞		5.28%	2,933,293	2,933,293
Total short-term investments (Cost $2,933,293)				2,933,293
Total investments in securities (Cost $117,132,709)	100.07%			136,599,369
Other assets and liabilities, net	(0.07)			(95,544)
Total net assets	100.00%			$136,503,825

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,203,560	$33,464,215	$(34,734,482)	$0	$0	$2,933,293	2,933,293	$163,340
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	1,012,703	2,067,225	(3,079,832)	(88)	(8)	0	0	6,719 [1]
				$(88)	$(8)	$2,933,293		$170,059

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT Discovery SMID Cap Growth Fund

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $114,199,416)	$133,666,076
Investments in affiliated securities, at value (cost $2,933,293)	2,933,293
Receivable for Fund shares sold	73,842
Receivable for dividends	34,249
Prepaid expenses and other assets	1,163
Total assets	136,708,623
Liabilities
Management fee payable	81,749
Payable for Fund shares redeemed	70,841
Distribution fee payable	28,762
Administration fee payable	9,287
Trustees’ fees and expenses payable	260
Accrued expenses and other liabilities	13,899
Total liabilities	204,798
Total net assets	$136,503,825
Net assets consist of
Paid-in capital	$134,069,612
Total distributable earnings	2,434,213
Total net assets	$136,503,825
Computation of net asset value per share
Net assets - Class 2	$136,503,825
Shares outstanding - Class 2[1]	6,672,520
Net asset value per share - Class 2	$20.46
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery SMID Cap Growth Fund | 17

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $6,111)	$452,627
Income from affiliated securities	163,858
Interest	76
Total investment income	616,561
Expenses
Management fee	996,899
Administration fee - Class 2	106,336
Distribution fee - Class 2	330,428
Custody and accounting fees	8,650
Professional fees	64,475
Shareholder report expenses	12,662
Trustees’ fees and expenses	22,900
Other fees and expenses	5,561
Total expenses	1,547,911
Less: Fee waivers and/or expense reimbursements
Fund-level	(26,938)
Net expenses	1,520,973
Net investment loss	(904,412)
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(8,866,614)
Affiliated securities	(88)
Net realized losses on investments	(8,866,702)
Net change in unrealized gains (losses) on
Unaffiliated securities	34,144,074
Affiliated securities	(8)
Net change in unrealized gains (losses) on investments	34,144,066
Net realized and unrealized gains (losses) on investments	25,277,364
Net increase in net assets resulting from operations	$24,372,952
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT Discovery SMID Cap Growth Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment loss		$(904,412)		$(1,349,369)
Net realized losses on investments		(8,866,702)		(8,063,767)
Net change in unrealized gains (losses) on investments		34,144,066		(72,996,282)
Net increase (decrease) in net assets resulting from operations		24,372,952		(82,409,418)
Distributions to shareholders from
Net investment income and net realized gains - Class 2		0		(51,108,273)
Capital share transactions	Shares		Shares
Proceeds from shares sold - Class 2	281,719	5,342,811	576,216	14,275,381
Reinvestment of distributions - Class 2	0	0	2,801,989	51,108,273
Payment for shares redeemed - Class 2	(1,080,067)	(20,455,322)	(1,073,835)	(25,445,459)
Net increase (decrease) in net assets resulting from capital share transactions		(15,112,511)		39,938,195
Total increase (decrease) in net assets		9,260,441		(93,579,496)
Net assets
Beginning of period		127,243,384		220,822,880
End of period		$136,503,825		$127,243,384
The accompanying notes are an integral part of these financial statements.
Allspring VT Discovery SMID Cap Growth Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$17.03	$42.74	$48.73	$32.85	$26.14
Net investment loss	(0.13)[1]	(0.18)	(0.48)	(0.34)	(0.25)
Net realized and unrealized gains (losses) on investments	3.56	(15.32)	(1.89)	19.54	10.47
Total from investment operations	3.43	(15.50)	(2.37)	19.20	10.22
Distributions to shareholders from
Net realized gains	0.00	(10.21)	(3.62)	(3.32)	(3.51)
Net asset value, end of period	$20.46	$17.03	$42.74	$48.73	$32.85
Total return[2]	20.14%	(37.85)%	(5.04)%	62.65%	39.02%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.13%	1.14%	1.16%
Net expenses	1.14%	1.15%	1.13%	1.14%	1.15%
Net investment loss	(0.68)%	(0.91)%	(1.03)%	(0.93)%	(0.79)%
Supplemental data
Portfolio turnover rate	53%	51%	57%	47%	71%
Net assets, end of period (000s omitted)	$136,504	$127,243	$220,823	$255,954	$168,489

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT Discovery SMID Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Discovery SMID Cap Growth Fund (formerly, Allspring VT Discovery Fund) (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Allspring VT Discovery SMID Cap Growth Fund | 21

Notes to financial statements
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $118,313,061 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$24,017,123
Gross unrealized losses	(5,730,815)
Net unrealized gains	$18,286,308
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification are due to dividends from certain securities and net operating loss. At December 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(912,444)	$912,444
As of December 31, 2023, the Fund had capital loss carryforwards which consist of $6,874,659 in short-term capital losses and $8,977,436 in long-term capital losses.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
22 | Allspring VT Discovery SMID Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$6,219,259	$0	$0	$6,219,259
Consumer discretionary	12,125,713	0	0	12,125,713
Consumer staples	4,657,422	0	0	4,657,422
Financials	8,062,238	0	0	8,062,238
Health care	25,388,314	0	0	25,388,314
Industrials	38,262,257	0	0	38,262,257
Information technology	34,068,840	0	0	34,068,840
Materials	2,178,013	0	0	2,178,013
Real estate	2,704,020	0	0	2,704,020
Short-term investments
Investment companies	2,933,293	0	0	2,933,293
Total assets	$136,599,369	$0	$0	$136,599,369
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.750%
Next $500 million	0.700
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Allspring VT Discovery SMID Cap Growth Fund | 23

Notes to financial statements
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2023 were $69,120,529 and $83,863,914, respectively.
6.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $0 and $51,108,273 of long-term capital gain for the years ended December 31, 2023 and December 31, 2022, respectively.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$18,286,308	$(15,852,095)
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in industrials and information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
24 | Allspring VT Discovery SMID Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Discovery SMID Cap Growth Fund (formerly, Allspring VT Discovery Fund) (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
Allspring VT Discovery SMID Cap Growth Fund | 25

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26 | Allspring VT Discovery SMID Cap Growth Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

Allspring VT Discovery SMID Cap Growth Fund | 27

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

28 | Allspring VT Discovery SMID Cap Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Discovery SMID Cap Growth Fund | 29

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-lx2dkkwq 02-24
AR3221 12-23

Allspring VT Index Asset Allocation Fund
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT Index Asset Allocation Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Index Asset Allocation Fund for the 12-month period that ended December 31, 2023. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT Index Asset Allocation Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT Index Asset Allocation Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT Index Asset Allocation Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

6 | Allspring VT Index Asset Allocation Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term total return, consisting of capital appreciation and current income.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers
Kandarp R. Acharya, CFA, FRM†, Petros N. Bocray, CFA, FRM, Manjunath Boraiah, John R. Campbell, CFA,
Travis L. Keshemberg, CFA, CIPM, FRM, David Kowalske, Jr.††, David Neal, CFA, Nick Toporkov, Ph.D., CFA,
Robert M. Wicentowski, CFA, Limin Xiao, Ph.D., CFA

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	16.70	9.49	8.24	1.16	1.00
Index Asset Allocation Blended Index[3]	–	17.04	9.81	8.89	–	–
Bloomberg U.S. Treasury Index[4]	–	4.05	0.53	1.27	–	–
S&P 500 Index[5]	–	26.29	15.69	12.03	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]
Source:  Allspring Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury Index.
Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg U.S. Treasury 20+ Year Index. You
cannot invest directly in an index.

[4]	The Bloomberg U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.
[5]
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

†	Mr. Acharya has announced his intention to retire from Allspring Global Investments, LLC on February 15, 2024 but will continue to serve as a portfolio manager of the Fund until that date.
††	Mr. Kowalske became a portfolio manager of the Fund effective January 16, 2024.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg U.S. Treasury Index and S&P
500 Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Index Asset Allocation Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended December 31, 2023.
•The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, contributed to performance during the period.
•The Fund’s stock and bond allocations performed in line with their respective benchmarks, the S&P 500 Index and the Bloomberg U.S. Treasury Index.
Market review:  Strong gains on rising optimism over rate cuts
Despite concerns about the adverse impact of higher rates, markets proceeded to climb higher as inflationary pressures eased while consumer spending and employment remained strong. The prospect of a soft landing—a seemingly unlikely scenario in early 2023—gathered steam as we entered the latter part of the year.
The last month of 2023 was particularly strong for global equities and bonds as central banks and macroeconomic data continued to signal that interest rate cuts may be on the way for 2024. Developed market equities outperformed emerging market equities. Crude oil prices fell despite some output cuts and ongoing geopolitical tensions in the Middle East.

Ten largest holdings (%) as of December 31, 2023[1]
Apple, Inc.	4.18
Microsoft Corp.	4.15
Amazon.com, Inc.	2.05
NVIDIA Corp.	1.81
U.S. Treasury Notes, 1.38%, 10-31-2028	1.68
U.S. Treasury Bonds, 6.88%, 8-15-2025	1.63
U.S. Treasury Bonds, 6.00%, 2-15-2026	1.60
Alphabet, Inc. Class A	1.23
U.S. Treasury Notes, 1.38%, 11-15-2031	1.17
Meta Platforms, Inc. Class A	1.17

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Strong equity gains in December were led by the S&P 500 Index and the Nasdaq 100 Index†, which rose by 4.5% and 5.2%, respectively, in December. During the 12-month period, global equity markets, as measured by the MSCI ACWI IMI*, gained 21.6% while broad-based bond markets, as measured by the Bloomberg Global Aggregate Bond Index**, rose by 5.7%. U.S. small-cap stocks lagged U.S. large-cap stocks, while international developed equities outperformed emerging market stocks.
Tactical asset allocation shifts contributed to performance during the 12-month period
The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate those of the Bloomberg U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of year-end, the Fund had an effective target allocation of 68% stocks, 46.4% bonds and -14.4% effective cash. During the period, the portfolio management team implemented tactical shifts between stocks and bonds, adjusting the Fund’s effective allocations based on the relative attractiveness of the two asset classes.
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
†
The Nasdaq 100 Index is an unmanaged group of the 100 biggest companies listed on the  Nasdaq Composite Index. The list is updated quarterly, and companies on this index are  typically representative of technology-related industries, such as computer hardware and  software products, telecommunications, biotechnology, and retail/wholesale trade. You cannot invest directly in an index.
*
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Investable Market Index (IMI) captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With 9,084 constituents, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. You cannot invest directly in an index.
**
The Bloomberg Global Aggregate Bond Index is a measure of global investment-grade debt performance. This multicurrency benchmark includes Treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging market issuers. You cannot invest directly in an index.

10 | Allspring VT Index Asset Allocation Fund

Performance highlights (unaudited)
On average, the team maintained an overweight to both stocks and bonds in 2023, which benefited the strategy as equities and bonds rose amid a risk rally and sharp drop in yields during the final two months of the year. The tactical futures overlay positions implemented during the 12-month period contributed approximately 0.5% to the Fund’s performance.

Allocation (%) as of December 31, 2023
	Neutral allocation	Effective allocation[1]
Stock Funds	60	68
Bond Funds	40	46
Effective Cash	0	(14)

[1]
Effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.

Outlook:  Growth to weaken along with inflation
Monetary policy is likely to shift markedly this year. While the interest rate market is pricing broad rate cuts across the U.S., the U.K., Europe, and emerging markets, central banks are likely to stay cautious for now. Given the experience over the past three years, a more gradual approach is likely. Data dependence is still important to central banks, and if the labor market stays strong, some caution is warranted. Growth outside of the U.S. is likely to continue to weaken while growth within the U.S. is only seeing a very gradual decline. Fourth quarter gross domestic product was likely softer than the third quarter, though the result comes from a strong base. Consumer demand is likely to be marginally supported by lower rates and looser financial conditions. The labor market, both in the U.S. and globally, remains robust. While nominal wages are likely to come down, real wages are expected to remain stable.
Inflation is expected to come further down. Core inflation has trended steadily lower while headline inflation will likely benefit from a continued drop in energy prices. Our inflation framework, which focuses on level (how high is inflation?), breadth (how widely dispersed is inflation?), and persistence (how sticky is inflation?), shows that all three indicators have receded. Prices of services and rents remain sticky for now, although they have slowly declined.

Allspring VT Index Asset Allocation Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during paid during the period[1]	Annualized net expense ratio
Actual	$1,000.00	$1,060.60	$5.17	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.06	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 59.43%
Communication services: 5.10%
Diversified telecommunication services: 0.41%
AT&T, Inc.	7,072	$118,668
Verizon Communications, Inc.	4,159	156,795
		275,463
Entertainment: 0.71%
Electronic Arts, Inc.	242	33,108
Live Nation Entertainment, Inc.†	140	13,104
Netflix, Inc.†	433	210,819
Take-Two Interactive Software, Inc.†	156	25,108
Walt Disney Co.	1,810	163,425
Warner Bros Discovery, Inc.†	2,195	24,979
		470,543
Interactive media & services: 3.45%
Alphabet, Inc. Class A†	5,854	817,745
Alphabet, Inc. Class C†	4,927	694,362
Match Group, Inc.†	269	9,819
Meta Platforms, Inc. Class A†	2,196	777,296
		2,299,222
Media: 0.41%
Charter Communications, Inc. Class A†	99	38,479
Comcast Corp. Class A	3,972	174,172
Fox Corp. Class A	245	7,269
Fox Corp. Class B	130	3,594
Interpublic Group of Cos., Inc.	379	12,371
News Corp. Class A	376	9,231
News Corp. Class B	114	2,932
Omnicom Group, Inc.	196	16,956
Paramount Global Class B	477	7,055
		272,059
Wireless telecommunication services: 0.12%
T-Mobile U.S., Inc.	503	80,646
Consumer discretionary: 6.45%
Automobile components: 0.05%
Aptiv PLC†	280	25,122
BorgWarner, Inc.	233	8,353
		33,475
Automobiles: 1.16%
Ford Motor Co.	3,889	47,407
General Motors Co.	1,355	48,672
Tesla, Inc.†	2,736	679,841
		775,920
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Broadline retail: 2.10%
Amazon.com, Inc.†	8,995	$1,366,700
eBay, Inc.	513	22,377
Etsy, Inc.†	118	9,564
		1,398,641
Distributors: 0.07%
Genuine Parts Co.	139	19,252
LKQ Corp.	265	12,664
Pool Corp.	38	15,151
		47,067
Hotels, restaurants & leisure: 1.29%
Airbnb, Inc. Class A†	430	58,540
Booking Holdings, Inc.†	35	124,153
Caesars Entertainment, Inc.†	213	9,985
Carnival Corp.†	997	18,484
Chipotle Mexican Grill, Inc.†	27	61,748
Darden Restaurants, Inc.	119	19,552
Domino’s Pizza, Inc.	35	14,428
Expedia Group, Inc.†	132	20,036
Hilton Worldwide Holdings, Inc.	254	46,251
Las Vegas Sands Corp.	365	17,962
Marriott International, Inc. Class A	244	55,024
McDonald’s Corp.	717	212,598
MGM Resorts International†	270	12,064
Norwegian Cruise Line Holdings Ltd.†	421	8,437
Royal Caribbean Cruises Ltd.†	233	30,171
Starbucks Corp.	1,130	108,491
Wynn Resorts Ltd.	95	8,655
Yum! Brands, Inc.	277	36,193
		862,772
Household durables: 0.24%
D.R. Horton, Inc.	298	45,290
Garmin Ltd.	151	19,409
Lennar Corp. Class A	247	36,813
Mohawk Industries, Inc.†	52	5,382
NVR, Inc.†	3	21,001
PulteGroup, Inc.	213	21,986
Whirlpool Corp.	54	6,576
		156,457
Leisure products: 0.01%
Hasbro, Inc.	129	6,587
Specialty retail: 1.21%
AutoZone, Inc.†	17	43,955
Bath & Body Works, Inc.	225	9,711
Best Buy Co., Inc.	192	15,030
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Specialty retail(continued)
CarMax, Inc.†	157	$12,048
Home Depot, Inc.	989	342,738
Lowe’s Cos., Inc.	571	127,076
O’Reilly Automotive, Inc.†	59	56,055
Ross Stores, Inc.	335	46,361
TJX Cos., Inc.	1,132	106,193
Tractor Supply Co.	107	23,008
Ulta Beauty, Inc.†	49	24,009
		806,184
Textiles, apparel & luxury goods: 0.32%
lululemon athletica, Inc.†	114	58,287
NIKE, Inc. Class B	1,211	131,478
Ralph Lauren Corp.	39	5,624
Tapestry, Inc.	227	8,356
VF Corp.	327	6,148
		209,893
Consumer staples: 3.66%
Beverages: 0.89%
Brown-Forman Corp. Class B	181	10,335
Coca-Cola Co.	3,849	226,822
Constellation Brands, Inc. Class A	160	38,680
Keurig Dr Pepper, Inc.	996	33,187
Molson Coors Beverage Co. Class B	183	11,201
Monster Beverage Corp.†	731	42,113
PepsiCo, Inc.	1,360	230,982
		593,320
Consumer staples distribution & retail: 1.08%
Costco Wholesale Corp.	438	289,115
Dollar General Corp.	217	29,501
Dollar Tree, Inc.†	207	29,405
Kroger Co.	655	29,940
Sysco Corp.	499	36,492
Target Corp.	457	65,086
Walgreens Boots Alliance, Inc.	709	18,512
Walmart, Inc.	1,411	222,444
		720,495
Food products: 0.53%
Archer-Daniels-Midland Co.	528	38,132
Bunge Global SA	144	14,537
Campbell Soup Co.	194	8,387
Conagra Brands, Inc.	473	13,556
General Mills, Inc.	575	37,455
Hershey Co.	148	27,593
Hormel Foods Corp.	286	9,183
J M Smucker Co.	105	13,270
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 15

Portfolio of investments—December 31, 2023

	Shares	Value
Food products(continued)
Kellanova	261	$14,593
Kraft Heinz Co.	789	29,177
Lamb Weston Holdings, Inc.	143	15,457
McCormick & Co., Inc.	249	17,037
Mondelez International, Inc. Class A	1,346	97,491
Tyson Foods, Inc. Class A	282	15,157
		351,025
Household products: 0.73%
Church & Dwight Co., Inc.	244	23,073
Clorox Co.	123	17,538
Colgate-Palmolive Co.	814	64,884
Kimberly-Clark Corp.	334	40,584
Procter & Gamble Co.	2,331	341,585
		487,664
Personal care products: 0.11%
Estee Lauder Cos., Inc. Class A	230	33,637
Kenvue, Inc.	1,705	36,709
		70,346
Tobacco: 0.32%
Altria Group, Inc.	1,749	70,555
Philip Morris International, Inc.	1,536	144,507
		215,062
Energy: 2.31%
Energy equipment & services: 0.21%
Baker Hughes Co.	995	34,009
Halliburton Co.	885	31,993
Schlumberger NV	1,413	73,532
		139,534
Oil, gas & consumable fuels: 2.10%
APA Corp.	303	10,872
Chevron Corp.	1,737	259,091
ConocoPhillips	1,175	136,382
Coterra Energy, Inc.	744	18,987
Devon Energy Corp.	634	28,720
Diamondback Energy, Inc.	177	27,449
EOG Resources, Inc.	577	69,788
EQT Corp.	407	15,735
Exxon Mobil Corp.	3,962	396,121
Hess Corp.	273	39,356
Kinder Morgan, Inc.	1,913	33,745
Marathon Oil Corp.	579	13,989
Marathon Petroleum Corp.	376	55,783
Occidental Petroleum Corp.	653	38,991
ONEOK, Inc.	576	40,447
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Oil, gas & consumable fuels(continued)
Phillips 66	435	$57,916
Pioneer Natural Resources Co.	231	51,947
Targa Resources Corp.	221	19,198
Valero Energy Corp.	337	43,810
Williams Cos., Inc.	1,203	41,900
		1,400,227
Financials: 7.71%
Banks: 1.94%
Bank of America Corp.	6,810	229,293
Citigroup, Inc.	1,893	97,376
Citizens Financial Group, Inc.	461	15,278
Comerica, Inc.	130	7,255
Fifth Third Bancorp	674	23,246
Huntington Bancshares, Inc.	1,432	18,215
JPMorgan Chase & Co.	2,860	486,486
KeyCorp	926	13,334
M&T Bank Corp.	164	22,481
PNC Financial Services Group, Inc.	394	61,011
Regions Financial Corp.	920	17,830
Truist Financial Corp.	1,319	48,698
U.S. Bancorp	1,540	66,651
Wells Fargo & Co.	3,592	176,798
Zions Bancorp NA	147	6,449
		1,290,401
Capital markets: 1.78%
Ameriprise Financial, Inc.	100	37,983
Bank of New York Mellon Corp.	761	39,610
BlackRock, Inc.	138	112,028
Blackstone, Inc.	703	92,037
Cboe Global Markets, Inc.	104	18,570
Charles Schwab Corp.	1,472	101,274
CME Group, Inc.	356	74,974
FactSet Research Systems, Inc.	38	18,128
Franklin Resources, Inc.	279	8,311
Goldman Sachs Group, Inc.	323	124,604
Intercontinental Exchange, Inc.	566	72,691
Invesco Ltd.	445	7,939
MarketAxess Holdings, Inc.	37	10,835
Moody’s Corp.	156	60,927
Morgan Stanley	1,250	116,563
MSCI, Inc.	78	44,121
Nasdaq, Inc.	337	19,593
Northern Trust Corp.	205	17,298
Raymond James Financial, Inc.	186	20,739
S&P Global, Inc.	320	140,966
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 17

Portfolio of investments—December 31, 2023

	Shares	Value
Capital markets(continued)
State Street Corp.	305	$23,625
T Rowe Price Group, Inc.	221	23,800
		1,186,616
Consumer finance: 0.30%
American Express Co.	569	106,596
Capital One Financial Corp.	377	49,432
Discover Financial Services	247	27,763
Synchrony Financial	409	15,620
		199,411
Financial services: 2.47%
Berkshire Hathaway, Inc. Class B†	1,800	641,988
Fidelity National Information Services, Inc.	586	35,201
Fiserv, Inc.†	594	78,907
FleetCor Technologies, Inc.†	71	20,065
Global Payments, Inc.	258	32,766
Jack Henry & Associates, Inc.	72	11,765
Mastercard, Inc. Class A	819	349,312
PayPal Holdings, Inc.†	1,066	65,463
Visa, Inc. Class A	1,577	410,572
		1,646,039
Insurance: 1.22%
Aflac, Inc.	526	43,395
Allstate Corp.	259	36,255
American International Group, Inc.	694	47,019
Aon PLC Class A	198	57,622
Arch Capital Group Ltd.†	369	27,406
Arthur J Gallagher & Co.	214	48,124
Assurant, Inc.	52	8,762
Brown & Brown, Inc.	234	16,640
Chubb Ltd.	404	91,304
Cincinnati Financial Corp.	155	16,036
Everest Group Ltd.	43	15,204
Globe Life, Inc.	85	10,346
Hartford Financial Services Group, Inc.	298	23,953
Loews Corp.	181	12,596
Marsh & McLennan Cos., Inc.	488	92,461
MetLife, Inc.	615	40,670
Principal Financial Group, Inc.	217	17,071
Progressive Corp.	579	92,223
Prudential Financial, Inc.	357	37,025
Travelers Cos., Inc.	226	43,051
W R Berkley Corp.	202	14,285
Willis Towers Watson PLC	102	24,602
		816,050
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Health care: 7.50%
Biotechnology: 1.20%
AbbVie, Inc.	1,746	$270,578
Amgen, Inc.	529	152,362
Biogen, Inc.†	143	37,004
Gilead Sciences, Inc.	1,233	99,885
Incyte Corp.†	184	11,553
Moderna, Inc.†	328	32,620
Regeneron Pharmaceuticals, Inc.†	106	93,099
Vertex Pharmaceuticals, Inc.†	255	103,757
		800,858
Health care equipment & supplies: 1.53%
Abbott Laboratories	1,717	188,990
Align Technology, Inc.†	70	19,180
Baxter International, Inc.	502	19,407
Becton Dickinson & Co.	287	69,979
Boston Scientific Corp.†	1,448	83,709
Cooper Cos., Inc.	49	18,544
Dentsply Sirona, Inc.	210	7,474
DexCom, Inc.†	382	47,402
Edwards Lifesciences Corp.†	600	45,750
GE HealthCare Technologies, Inc.	387	29,923
Hologic, Inc.†	242	17,291
IDEXX Laboratories, Inc.†	82	45,514
Insulet Corp.†	69	14,972
Intuitive Surgical, Inc.†	348	117,401
Medtronic PLC	1,316	108,412
ResMed, Inc.	145	24,943
STERIS PLC	98	21,545
Stryker Corp.	334	100,020
Teleflex, Inc.	46	11,470
Zimmer Biomet Holdings, Inc.	207	25,192
		1,017,118
Health care providers & services: 1.69%
Cardinal Health, Inc.	244	24,595
Cencora, Inc.	165	33,888
Centene Corp.†	528	39,183
Cigna Group	289	86,541
CVS Health Corp.	1,270	100,279
DaVita, Inc.†	53	5,552
Elevance Health, Inc.	232	109,402
HCA Healthcare, Inc.	196	53,053
Henry Schein, Inc.†	129	9,767
Humana, Inc.	122	55,853
Laboratory Corp. of America Holdings	84	19,092
McKesson Corp.	132	61,113
Molina Healthcare, Inc.†	58	20,956
Quest Diagnostics, Inc.	111	15,305
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 19

Portfolio of investments—December 31, 2023

	Shares	Value
Health care providers & services(continued)
UnitedHealth Group, Inc.	915	$481,720
Universal Health Services, Inc. Class B	60	9,147
		1,125,446
Life sciences tools & services: 0.86%
Agilent Technologies, Inc.	289	40,179
Bio-Rad Laboratories, Inc. Class A†	21	6,781
Bio-Techne Corp.	156	12,037
Charles River Laboratories International, Inc.†	51	12,056
Danaher Corp.	651	150,602
Illumina, Inc.†	157	21,861
IQVIA Holdings, Inc.†	181	41,880
Mettler-Toledo International, Inc.†	21	25,472
Revvity, Inc.	122	13,336
Thermo Fisher Scientific, Inc.	382	202,762
Waters Corp.†	58	19,095
West Pharmaceutical Services, Inc.	73	25,705
		571,766
Pharmaceuticals: 2.22%
Bristol-Myers Squibb Co.	2,013	103,287
Catalent, Inc.†	178	7,998
Eli Lilly & Co.	789	459,924
Johnson & Johnson	2,381	373,198
Merck & Co., Inc.	2,507	273,313
Pfizer, Inc.	5,585	160,792
Viatris, Inc.	1,187	12,855
Zoetis, Inc.	454	89,606
		1,480,973
Industrials: 5.23%
Aerospace & defense: 0.97%
Axon Enterprise, Inc.†	70	18,083
Boeing Co.†	563	146,752
General Dynamics Corp.	224	58,166
Howmet Aerospace, Inc.	387	20,944
Huntington Ingalls Industries, Inc.	39	10,126
L3Harris Technologies, Inc.	187	39,386
Lockheed Martin Corp.	218	98,806
Northrop Grumman Corp.	140	65,540
RTX Corp.	1,422	119,647
Textron, Inc.	194	15,602
TransDigm Group, Inc.	55	55,638
		648,690
Air freight & logistics: 0.30%
CH Robinson Worldwide, Inc.	115	9,935
Expeditors International of Washington, Inc.	144	18,317
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Air freight & logistics(continued)
FedEx Corp.	229	$57,930
United Parcel Service, Inc. Class B	715	112,419
		198,601
Building products: 0.30%
A O Smith Corp.	121	9,975
Allegion PLC	87	11,022
Builders FirstSource, Inc.†	122	20,367
Carrier Global Corp.	830	47,683
Johnson Controls International PLC	673	38,792
Masco Corp.	222	14,870
Trane Technologies PLC	226	55,121
		197,830
Commercial services & supplies: 0.33%
Cintas Corp.	86	51,829
Copart, Inc.†	864	42,336
Republic Services, Inc.	202	33,312
Rollins, Inc.	278	12,140
Veralto Corp.	217	17,851
Waste Management, Inc.	363	65,013
		222,481
Construction & engineering: 0.04%
Quanta Services, Inc.	144	31,075
Electrical equipment: 0.37%
AMETEK, Inc.	228	37,595
Eaton Corp. PLC	395	95,124
Emerson Electric Co.	564	54,894
Generac Holdings, Inc.†	61	7,884
Hubbell, Inc.	53	17,433
Rockwell Automation, Inc.	113	35,084
		248,014
Ground transportation: 0.67%
CSX Corp.	1,955	67,780
J.B. Hunt Transport Services, Inc.	81	16,179
Norfolk Southern Corp.	224	52,949
Old Dominion Freight Line, Inc.	89	36,074
Uber Technologies, Inc.†	2,036	125,357
Union Pacific Corp.	603	148,109
		446,448
Industrial conglomerates: 0.50%
3M Co.	546	59,689
General Electric Co.	1,077	137,457
Honeywell International, Inc.	652	136,731
		333,877
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 21

Portfolio of investments—December 31, 2023

	Shares	Value
Machinery: 1.06%
Caterpillar, Inc.	505	$149,313
Cummins, Inc.	140	33,540
Deere & Co.	265	105,966
Dover Corp.	138	21,226
Fortive Corp.	348	25,623
IDEX Corp.	75	16,283
Illinois Tool Works, Inc.	271	70,986
Ingersoll Rand, Inc.	400	30,936
Nordson Corp.	54	14,265
Otis Worldwide Corp.	405	36,235
PACCAR, Inc.	517	50,485
Parker-Hannifin Corp.	127	58,509
Pentair PLC	164	11,924
Snap-on, Inc.	52	15,020
Stanley Black & Decker, Inc.	152	14,911
Westinghouse Air Brake Technologies Corp.	177	22,461
Xylem, Inc.	238	27,218
		704,901
Passenger airlines: 0.10%
American Airlines Group, Inc.†	646	8,876
Delta Air Lines, Inc.	636	25,587
Southwest Airlines Co.	590	17,039
United Airlines Holdings, Inc.†	324	13,368
		64,870
Professional services: 0.42%
Automatic Data Processing, Inc.	407	94,819
Broadridge Financial Solutions, Inc.	116	23,867
Ceridian HCM Holding, Inc.†	154	10,336
Equifax, Inc.	122	30,169
Jacobs Solutions, Inc.	125	16,225
Leidos Holdings, Inc.	136	14,721
Paychex, Inc.	318	37,877
Paycom Software, Inc.	49	10,129
Robert Half, Inc.	105	9,232
Verisk Analytics, Inc.	143	34,157
		281,532
Trading companies & distributors: 0.17%
Fastenal Co.	565	36,595
United Rentals, Inc.	67	38,419
WW Grainger, Inc.	44	36,462
		111,476
Information technology: 17.15%
Communications equipment: 0.50%
Arista Networks, Inc.†	249	58,642
Cisco Systems, Inc.	4,007	202,434
The accompanying notes are an integral part of these financial statements.
22 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Communications equipment(continued)
F5, Inc.†	59	$10,560
Juniper Networks, Inc.	315	9,286
Motorola Solutions, Inc.	164	51,347
		332,269
Electronic equipment, instruments & components: 0.37%
Amphenol Corp. Class A	592	58,685
CDW Corp.	133	30,233
Corning, Inc.	760	23,142
Jabil, Inc.	127	16,180
Keysight Technologies, Inc.†	176	28,000
TE Connectivity Ltd.	307	43,133
Teledyne Technologies, Inc.†	47	20,976
Trimble, Inc.†	246	13,087
Zebra Technologies Corp. Class A†	51	13,940
		247,376
IT services: 0.74%
Accenture PLC Class A	621	217,915
Akamai Technologies, Inc.†	149	17,634
Cognizant Technology Solutions Corp. Class A	496	37,463
EPAM Systems, Inc.†	57	16,948
Gartner, Inc.†	77	34,735
International Business Machines Corp.	903	147,686
VeriSign, Inc.†	88	18,125
		490,506
Semiconductors & semiconductor equipment: 4.81%
Advanced Micro Devices, Inc.†	1,598	235,561
Analog Devices, Inc.	493	97,890
Applied Materials, Inc.	827	134,032
Broadcom, Inc.	434	484,452
Enphase Energy, Inc.†	135	17,839
First Solar, Inc.†	106	18,262
Intel Corp.	4,170	209,543
KLA Corp.	134	77,894
Lam Research Corp.	130	101,824
Microchip Technology, Inc.	535	48,246
Micron Technology, Inc.	1,086	92,679
Monolithic Power Systems, Inc.	47	29,647
NVIDIA Corp.	2,443	1,209,822
NXP Semiconductors NV	255	58,568
ON Semiconductor Corp.†	426	35,584
Qorvo, Inc.†	96	10,811
QUALCOMM, Inc.	1,101	159,238
Skyworks Solutions, Inc.	158	17,762
Teradyne, Inc.	151	16,387
Texas Instruments, Inc.	898	153,073
		3,209,114
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 23

Portfolio of investments—December 31, 2023

	Shares	Value
Software: 6.40%
Adobe, Inc.†	450	$268,470
ANSYS, Inc.†	86	31,208
Autodesk, Inc.†	211	51,374
Cadence Design Systems, Inc.†	269	73,268
Fair Isaac Corp.†	24	27,936
Fortinet, Inc.†	630	36,874
Gen Digital, Inc.	558	12,734
Intuit, Inc.	277	173,133
Microsoft Corp.	7,352	2,764,646
Oracle Corp.	1,572	165,736
Palo Alto Networks, Inc.†	307	90,528
PTC, Inc.†	118	20,645
Roper Technologies, Inc.	106	57,788
Salesforce, Inc.†	962	253,141
ServiceNow, Inc.†	203	143,417
Synopsys, Inc.†	150	77,237
Tyler Technologies, Inc.†	42	17,561
		4,265,696
Technology hardware, storage & peripherals: 4.33%
Apple, Inc.	14,461	2,784,176
Hewlett Packard Enterprise Co.	1,269	21,548
HP, Inc.	860	25,877
NetApp, Inc.	207	18,249
Seagate Technology Holdings PLC	192	16,391
Western Digital Corp.†	321	16,811
		2,883,052
Materials: 1.43%
Chemicals: 0.96%
Air Products & Chemicals, Inc.	220	60,236
Albemarle Corp.	116	16,760
Celanese Corp.	99	15,382
CF Industries Holdings, Inc.	189	15,025
Corteva, Inc.	697	33,400
Dow, Inc.	694	38,059
DuPont de Nemours, Inc.	425	32,695
Eastman Chemical Co.	117	10,509
Ecolab, Inc.	251	49,786
FMC Corp.	123	7,755
International Flavors & Fragrances, Inc.	253	20,485
Linde PLC	480	197,141
LyondellBasell Industries NV Class A	253	24,055
Mosaic Co.	323	11,541
PPG Industries, Inc.	233	34,845
Sherwin-Williams Co.	233	72,673
		640,347
The accompanying notes are an integral part of these financial statements.
24 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Construction materials: 0.09%
Martin Marietta Materials, Inc.	61	$30,434
Vulcan Materials Co.	131	29,738
		60,172
Containers & packaging: 0.13%
Amcor PLC	1,430	13,785
Avery Dennison Corp.	80	16,173
Ball Corp.	312	17,946
International Paper Co.	342	12,364
Packaging Corp. of America	89	14,499
Westrock Co.	254	10,546
		85,313
Metals & mining: 0.25%
Freeport-McMoRan, Inc.	1,418	60,364
Newmont Corp.-U.S. Exchange Traded Shares	1,140	47,184
Nucor Corp.	243	42,292
Steel Dynamics, Inc.	150	17,715
		167,555
Real estate: 1.50%
Health care REITs: 0.12%
Healthpeak Properties, Inc.	541	10,712
Ventas, Inc.	398	19,836
Welltower, Inc.	547	49,323
		79,871
Hotel & resort REITs: 0.02%
Host Hotels & Resorts, Inc.	698	13,590
Industrial REITs : 0.18%
Prologis, Inc.	914	121,836
Office REITs : 0.04%
Alexandria Real Estate Equities, Inc.	155	19,650
Boston Properties, Inc.	143	10,034
		29,684
Real estate management & development: 0.10%
CBRE Group, Inc. Class A†	301	28,020
CoStar Group, Inc.†	404	35,305
		63,325
Residential REITs : 0.18%
AvalonBay Communities, Inc.	140	26,211
Camden Property Trust	106	10,525
Equity Residential	342	20,917
Essex Property Trust, Inc.	63	15,620
Invitation Homes, Inc.	569	19,408
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 25

Portfolio of investments—December 31, 2023

	Shares	Value
Residential REITs (continued)
Mid-America Apartment Communities, Inc.	115	$15,463
UDR, Inc.	299	11,449
		119,593
Retail REITs : 0.18%
Federal Realty Investment Trust	73	7,522
Kimco Realty Corp.	658	14,022
Realty Income Corp.	716	41,113
Regency Centers Corp.	162	10,854
Simon Property Group, Inc.	323	46,073
		119,584
Specialized REITs : 0.68%
American Tower Corp.	461	99,521
Crown Castle, Inc.	429	49,417
Digital Realty Trust, Inc.	300	40,374
Equinix, Inc.	93	74,901
Extra Space Storage, Inc.	209	33,509
Iron Mountain, Inc.	289	20,224
Public Storage	157	47,885
SBA Communications Corp.	107	27,145
VICI Properties, Inc.	1,023	32,613
Weyerhaeuser Co.	722	25,104
		450,693
Utilities: 1.39%
Electric utilities: 0.92%
Alliant Energy Corp.	252	12,928
American Electric Power Co., Inc.	520	42,234
Constellation Energy Corp.	316	36,937
Duke Energy Corp.	762	73,945
Edison International	379	27,095
Entergy Corp.	209	21,149
Evergy, Inc.	227	11,849
Eversource Energy	346	21,355
Exelon Corp.	985	35,362
FirstEnergy Corp.	511	18,733
NextEra Energy, Inc.	2,029	123,241
NRG Energy, Inc.	223	11,529
PG&E Corp.	2,110	38,043
Pinnacle West Capital Corp.	112	8,046
PPL Corp.	729	19,756
Southern Co.	1,079	75,660
Xcel Energy, Inc.	546	33,803
		611,665
Gas utilities: 0.02%
Atmos Energy Corp.	147	17,037
The accompanying notes are an integral part of these financial statements.
26 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Independent power and renewable electricity producers: 0.02%
AES Corp.	662	$12,743
Multi-utilities: 0.39%
Ameren Corp.	260	18,808
CenterPoint Energy, Inc.	624	17,828
CMS Energy Corp.	289	16,782
Consolidated Edison, Inc.	341	31,021
Dominion Energy, Inc.	828	38,916
DTE Energy Co.	204	22,493
NiSource, Inc.	409	10,859
Public Service Enterprise Group, Inc.	493	30,147
Sempra	623	46,557
WEC Energy Group, Inc.	312	26,261
		259,672
Water utilities: 0.04%
American Water Works Co., Inc.	193	25,474
Total common stocks (Cost $18,580,847)		39,603,242

	Interest rate	Maturity date	Principal
U.S. Treasury securities: 34.71%
U.S. Treasury Bonds	1.13%	5-15-2040	$1,060,000	683,120
U.S. Treasury Bonds	1.38	11-15-2040	87,000	57,722
U.S. Treasury Bonds	1.38	8-15-2050	151,000	84,141
U.S. Treasury Bonds	1.63	11-15-2050	87,000	51,833
U.S. Treasury Bonds	1.88	2-15-2041	208,000	149,541
U.S. Treasury Bonds	1.88	2-15-2051	221,000	140,136
U.S. Treasury Bonds	1.88	11-15-2051	105,000	66,380
U.S. Treasury Bonds	2.00	8-15-2051	629,000	410,742
U.S. Treasury Bonds	2.25	5-15-2041	201,000	153,098
U.S. Treasury Bonds	2.25	8-15-2046	106,000	75,364
U.S. Treasury Bonds	2.25	8-15-2049	108,000	75,406
U.S. Treasury Bonds	2.25	2-15-2052	615,000	426,320
U.S. Treasury Bonds	2.38	5-15-2051	224,000	159,845
U.S. Treasury Bonds	2.50	2-15-2046	106,000	79,537
U.S. Treasury Bonds	2.50	5-15-2046	105,000	78,615
U.S. Treasury Bonds	2.75	8-15-2047	101,000	78,646
U.S. Treasury Bonds	2.75	11-15-2047	100,000	77,836
U.S. Treasury Bonds	2.88	8-15-2045	115,000	92,728
U.S. Treasury Bonds	2.88	11-15-2046	154,000	123,314
U.S. Treasury Bonds	3.00	11-15-2044	114,000	94,348
U.S. Treasury Bonds	3.00	5-15-2045	116,000	95,700
U.S. Treasury Bonds	3.00	11-15-2045	115,000	94,614
U.S. Treasury Bonds	3.00	2-15-2047	106,000	86,659
U.S. Treasury Bonds	3.00	5-15-2047	104,000	84,943
U.S. Treasury Bonds	3.00	2-15-2048	114,000	92,897
U.S. Treasury Bonds	3.00	8-15-2048	121,000	98,492
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 27

Portfolio of investments—December 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Bonds	3.00%	2-15-2049	$140,000	$113,920
U.S. Treasury Bonds	3.13	11-15-2041	37,000	32,173
U.S. Treasury Bonds	3.13	5-15-2048	123,000	102,474
U.S. Treasury Bonds	3.38	5-15-2044	110,000	96,985
U.S. Treasury Bonds	3.38	11-15-2048	135,000	117,629
U.S. Treasury Bonds	3.50	2-15-2039	29,000	27,465
U.S. Treasury Bonds	3.75	8-15-2041	36,000	34,253
U.S. Treasury Bonds	3.88	8-15-2040	37,000	36,062
U.S. Treasury Bonds	4.25	5-15-2039	31,000	31,932
U.S. Treasury Bonds	4.25	11-15-2040	40,000	40,772
U.S. Treasury Bonds	4.38	2-15-2038	133,000	139,754
U.S. Treasury Bonds	4.38	11-15-2039	35,000	36,459
U.S. Treasury Bonds	4.38	5-15-2040	35,000	36,341
U.S. Treasury Bonds	4.38	5-15-2041	33,000	34,016
U.S. Treasury Bonds	4.50	2-15-2036	26,000	27,729
U.S. Treasury Bonds	4.50	5-15-2038	21,000	22,314
U.S. Treasury Bonds	4.50	8-15-2039	33,000	34,921
U.S. Treasury Bonds	4.63	2-15-2040	38,000	40,690
U.S. Treasury Bonds	4.75	2-15-2037	103,000	112,700
U.S. Treasury Bonds	4.75	2-15-2041	44,000	47,570
U.S. Treasury Bonds	5.00	5-15-2037	102,000	114,069
U.S. Treasury Bonds	5.25	11-15-2028	45,000	47,709
U.S. Treasury Bonds	5.25	2-15-2029	33,000	35,078
U.S. Treasury Bonds	5.38	2-15-2031	31,000	33,970
U.S. Treasury Bonds	5.50	8-15-2028	35,000	37,414
U.S. Treasury Bonds	6.00	2-15-2026	1,027,000	1,063,146
U.S. Treasury Bonds	6.13	11-15-2027	49,000	52,840
U.S. Treasury Bonds	6.13	8-15-2029	25,000	27,739
U.S. Treasury Bonds	6.25	5-15-2030	21,000	23,738
U.S. Treasury Bonds	6.38	8-15-2027	21,000	22,687
U.S. Treasury Bonds	6.50	11-15-2026	28,000	29,835
U.S. Treasury Bonds	6.63	2-15-2027	108,000	116,345
U.S. Treasury Bonds	6.75	8-15-2026	21,000	22,385
U.S. Treasury Bonds	6.88	8-15-2025	1,046,000	1,086,737
U.S. Treasury Notes	0.25	5-31-2025	132,000	124,312
U.S. Treasury Notes	0.25	6-30-2025	142,000	133,375
U.S. Treasury Notes	0.25	7-31-2025	147,000	137,669
U.S. Treasury Notes	0.25	8-31-2025	153,000	142,834
U.S. Treasury Notes	0.25	10-31-2025	176,000	163,481
U.S. Treasury Notes	0.38	11-30-2025	306,000	284,162
U.S. Treasury Notes	0.38	9-30-2027	155,000	135,946
U.S. Treasury Notes	0.50	3-31-2025	120,000	114,098
U.S. Treasury Notes	0.50	2-28-2026	193,000	178,352
U.S. Treasury Notes	0.50	5-31-2027	291,000	259,104
U.S. Treasury Notes	0.50	8-31-2027	142,000	125,459
U.S. Treasury Notes	0.50	10-31-2027	783,000	688,336
U.S. Treasury Notes	0.63	3-31-2027	81,000	72,796
U.S. Treasury Notes	0.63	11-30-2027	574,000	505,905
The accompanying notes are an integral part of these financial statements.
28 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	0.63%	5-15-2030	$613,000	$500,936
U.S. Treasury Notes	0.63	8-15-2030	222,000	180,071
U.S. Treasury Notes	0.75	4-30-2026	194,000	179,480
U.S. Treasury Notes	0.75	5-31-2026	194,000	179,079
U.S. Treasury Notes	0.88	11-15-2030	132,000	108,441
U.S. Treasury Notes	1.00	7-31-2028	315,000	277,065
U.S. Treasury Notes	1.13	2-28-2025	118,000	113,340
U.S. Treasury Notes	1.13	2-28-2027	127,000	116,329
U.S. Treasury Notes	1.25	4-30-2028	25,000	22,380
U.S. Treasury Notes	1.25	9-30-2028	785,000	695,706
U.S. Treasury Notes	1.25	8-15-2031	351,000	290,439
U.S. Treasury Notes	1.38	1-31-2025	105,000	101,304
U.S. Treasury Notes	1.38	8-31-2026	95,000	88,558
U.S. Treasury Notes	1.38	10-31-2028	1,255,000	1,116,999
U.S. Treasury Notes	1.38	11-15-2031	940,000	780,420
U.S. Treasury Notes	1.50	11-30-2024	372,000	360,811
U.S. Treasury Notes	1.50	8-15-2026	102,000	95,466
U.S. Treasury Notes	1.50	1-31-2027	98,000	90,968
U.S. Treasury Notes	1.50	2-15-2030	209,000	182,083
U.S. Treasury Notes	1.63	2-15-2026	168,000	159,200
U.S. Treasury Notes	1.63	5-15-2026	105,000	99,069
U.S. Treasury Notes	1.63	10-31-2026	94,000	88,004
U.S. Treasury Notes	1.63	11-30-2026	97,000	90,657
U.S. Treasury Notes	1.63	8-15-2029	157,000	139,687
U.S. Treasury Notes	1.75	12-31-2026	99,000	92,754
U.S. Treasury Notes	1.75	11-15-2029	178,000	158,858
U.S. Treasury Notes	1.88	6-30-2026	98,000	92,935
U.S. Treasury Notes	1.88	7-31-2026	99,000	93,652
U.S. Treasury Notes	2.00	2-15-2025	289,000	280,499
U.S. Treasury Notes	2.00	8-15-2025	220,000	211,707
U.S. Treasury Notes	2.00	11-15-2026	170,000	160,716
U.S. Treasury Notes	2.13	11-30-2024	119,000	116,104
U.S. Treasury Notes	2.13	5-15-2025	234,000	226,532
U.S. Treasury Notes	2.13	5-31-2026	97,000	92,608
U.S. Treasury Notes	2.25	11-15-2024	290,000	283,509
U.S. Treasury Notes	2.25	11-15-2025	219,000	210,924
U.S. Treasury Notes	2.25	3-31-2026	99,000	94,970
U.S. Treasury Notes	2.25	2-15-2027	196,000	186,062
U.S. Treasury Notes	2.25	8-15-2027	101,000	95,256
U.S. Treasury Notes	2.25	11-15-2027	99,000	93,083
U.S. Treasury Notes	2.38	4-30-2026	98,000	94,183
U.S. Treasury Notes	2.38	5-15-2027	164,000	155,768
U.S. Treasury Notes	2.38	5-15-2029	90,000	83,419
U.S. Treasury Notes	2.50	1-31-2025	116,000	113,281
U.S. Treasury Notes	2.50	2-28-2026	97,000	93,613
U.S. Treasury Notes	2.63	3-31-2025	114,000	111,301
U.S. Treasury Notes	2.63	1-31-2026	95,000	92,013
U.S. Treasury Notes	2.63	2-15-2029	181,000	170,409
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 29

Portfolio of investments—December 31, 2023

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities(continued)
U.S. Treasury Notes	2.75%	2-28-2025	$121,000	$118,405
U.S. Treasury Notes	2.75	6-30-2025	119,000	116,085
U.S. Treasury Notes	2.75	8-31-2025	122,000	118,764
U.S. Treasury Notes	2.75	2-15-2028	189,000	180,665
U.S. Treasury Notes	2.75	8-15-2032	680,000	622,731
U.S. Treasury Notes	2.88	4-30-2025	114,000	111,511
U.S. Treasury Notes	2.88	5-31-2025	117,000	114,335
U.S. Treasury Notes	2.88	6-15-2025	100,000	97,734
U.S. Treasury Notes	2.88	7-31-2025	118,000	115,184
U.S. Treasury Notes	2.88	11-30-2025	96,000	93,517
U.S. Treasury Notes	2.88	5-15-2028	178,000	170,685
U.S. Treasury Notes	2.88	8-15-2028	190,000	181,829
U.S. Treasury Notes	3.00	10-31-2025	76,000	74,231
U.S. Treasury Notes	3.13	11-15-2028	226,000	218,320
U.S. Treasury Notes	3.50	2-15-2033	115,000	111,519
U.S. Treasury Notes	3.88	8-15-2033	460,000	459,425
U.S. Treasury Notes	4.13	11-15-2032	110,000	111,813
Total U.S. Treasury securities (Cost $24,857,515)				23,135,058

		Yield	Shares
Short-term investments: 4.31%
Investment companies: 4.31%
Allspring Government Money Market Fund Select Class♠∞		5.28	2,872,731	2,872,731
Total short-term investments (Cost $2,872,731)				2,872,731
Total investments in securities (Cost $46,311,093)	98.45%			65,611,031
Other assets and liabilities, net	1.55			1,031,059
Total net assets	100.00%			$66,642,090

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,238,925	$13,103,417	$(12,469,611)	$0	$0	$2,872,731	2,872,731	$97,653
The accompanying notes are an integral part of these financial statements.
30 | Allspring VT Index Asset Allocation Fund

Portfolio of investments—December 31, 2023

Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini S&P 500 Index	24	3-15-2024	$5,592,418	$5,784,000	$191,582	$0
Micro E-Mini S&P 500	20	3-15-2024	465,143	482,000	16,857	0
10-Year U.S. Treasury Notes	40	3-19-2024	4,352,483	4,515,625	163,142	0
U.S. Long Term Bond	2	3-19-2024	231,548	249,875	18,327	0
Ultra Long Term U.S. Treasury Bond	3	3-19-2024	395,382	400,781	5,399	0
2-Year U.S. Treasury Notes	2	3-28-2024	408,404	411,828	3,424	0
5-Year U.S. Treasury Notes	7	3-28-2024	748,378	761,414	13,036	0
					$411,767	$0
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 31

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $43,438,362)	$62,738,300
Investments in affiliated securities, at value (cost $2,872,731)	2,872,731
Cash	215
Cash at broker segregated for futures contracts	446,731
Receivable for investments sold	466,620
Receivable for dividends and interest	222,314
Receivable for daily variation margin on open futures contracts	852
Receivable for Fund shares sold	552
Prepaid expenses and other assets	18,094
Total assets	66,766,409
Liabilities
Payable for Fund shares redeemed	49,114
Management fee payable	24,709
Payable for daily variation margin on open futures contracts	16,895
Distribution fee payable	14,066
Custody and accounting fees payable	10,564
Administration fee payable	4,613
Payable for investments purchased	810
Trustees’ fees and expenses payable	265
Accrued expenses and other liabilities	3,283
Total liabilities	124,319
Total net assets	$66,642,090
Net assets consist of
Paid-in capital	$44,244,491
Total distributable earnings	22,397,599
Total net assets	$66,642,090
Computation of net asset value per share
Net assets - Class 2	$66,642,090
Shares outstanding - Class 2[1]	3,567,764
Net asset value per share - Class 2	$18.68
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
32 | Allspring VT Index Asset Allocation Fund

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $174)	$660,457
Interest	581,891
Income from affiliated securities	97,653
Total investment income	1,340,001
Expenses
Management fee	384,671
Administration fee - Class 2	51,290
Distribution fee - Class 2	156,712
Custody and accounting fees	8,981
Professional fees	68,041
Shareholder report expenses	14,819
Trustees’ fees and expenses	24,847
Other fees and expenses	23,158
Total expenses	732,519
Less: Fee waivers and/or expense reimbursements
Fund-level	(91,383)
Net expenses	641,136
Net investment income	698,865
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	4,080,929
Futures contracts	(152,638)
Net realized gains on investments	3,928,291
Net change in unrealized gains (losses) on
Unaffiliated securities	4,854,583
Futures contracts	452,664
Net change in unrealized gains (losses) on investments	5,307,247
Net realized and unrealized gains (losses) on investments	9,235,538
Net increase in net assets resulting from operations	$9,934,403
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 33

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment income		$698,865		$499,771
Net realized gains on investments		3,928,291		1,953,790
Net change in unrealized gains (losses) on investments		5,307,247		(16,170,071)
Net increase (decrease) in net assets resulting from operations		9,934,403		(13,716,510)
Distributions to shareholders from
Net investment income and net realized gains - Class 2		(2,620,046)		(8,395,776)
Capital share transactions	Shares		Shares
Proceeds from shares sold - Class 2	43,882	772,754	49,560	962,547
Reinvestment of distributions - Class 2	146,868	2,620,046	483,089	8,395,776
Payment for shares redeemed - Class 2	(375,390)	(6,592,835)	(406,491)	(7,787,408)
Net increase (decrease) in net assets resulting from capital share transactions		(3,200,035)		1,570,915
Total increase (decrease) in net assets		4,114,322		(20,541,371)
Net assets
Beginning of period		62,527,768		83,069,139
End of period		$66,642,090		$62,527,768
The accompanying notes are an integral part of these financial statements.
34 | Allspring VT Index Asset Allocation Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$16.66	$22.91	$21.88	$20.55	$18.42
Net investment income	0.19 [1]	0.14	0.10	0.16	0.22
Net realized and unrealized gains (losses) on investments	2.55	(3.95)	3.25	3.04	3.42
Total from investment operations	2.74	(3.81)	3.35	3.20	3.64
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.13)	(0.17)	(0.22)
Net realized gains	(0.55)	(2.32)	(2.19)	(1.70)	(1.29)
Total distributions to shareholders	(0.72)	(2.44)	(2.32)	(1.87)	(1.51)
Net asset value, end of period	$18.68	$16.66	$22.91	$21.88	$20.55
Total return[2]	16.70%	(17.02)%	16.00%	16.59%	20.16%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.13%	1.14%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.09%	0.72%	0.46%	0.78%	1.07%
Supplemental data
Portfolio turnover rate	13%	9%	7%	21%	4%
Net assets, end of period (000s omitted)	$66,642	$62,528	$83,069	$78,791	$72,193

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
Allspring VT Index Asset Allocation Fund | 35

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Index Asset Allocation Fund  (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities, exchange-traded funds and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures contracts against default.
Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or received from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis.  Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased.  If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
36 | Allspring VT Index Asset Allocation Fund

Notes to financial statements
Interest earned on cash balances held at the custodian is recorded as interest income.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $48,183,324 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$20,336,510
Gross unrealized losses	(2,497,036)
Net unrealized gains	$17,839,474
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring VT Index Asset Allocation Fund | 37

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$3,397,933	$0	$0	$3,397,933
Consumer discretionary	4,296,996	0	0	4,296,996
Consumer staples	2,437,912	0	0	2,437,912
Energy	1,539,761	0	0	1,539,761
Financials	5,138,517	0	0	5,138,517
Health care	4,996,161	0	0	4,996,161
Industrials	3,489,795	0	0	3,489,795
Information technology	11,428,013	0	0	11,428,013
Materials	953,387	0	0	953,387
Real estate	998,176	0	0	998,176
Utilities	926,591	0	0	926,591
U.S. Treasury securities	23,135,058	0	0	23,135,058
Short-term investments
Investment companies	2,872,731	0	0	2,872,731
	65,611,031	0	0	65,611,031
Futures contracts	411,767	0	0	411,767
Total assets	$66,022,798	$0	$0	$66,022,798
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.600%
Next $500 million	0.550
Next $2 billion	0.500
Next $2 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.
38 | Allspring VT Index Asset Allocation Fund

Notes to financial statements
Administration fee
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse management and administration fees to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2023 were as follows:
Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$7,249,167	$879,003	$7,051,114	$7,018,382
6.
DERIVATIVE TRANSACTIONS
During the year ended December 31, 2023, the Fund entered into futures contracts to manage market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $7,028,831 in long futures contracts and $1,185,125 in short futures contracts during the year ended December 31, 2023.
The fair value of derivative instruments as of December 31, 2023 by primary risk type was as follows for the Fund:
	Interest rate risk	Equity risk	Total
Asset derivatives
Futures contracts	$203,328 *	$208,439 *	$411,767

*
Amount represents the cumulative unrealized gains (losses) as reported in the table following the  Portfolio of Investments. For futures contracts, only the current day’s variation margin as of December 31, 2023 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Interest rate risk	Equity risk	Total
Net realized gains (losses) on derivatives
Futures contracts	$(202,280)	$49,642	$(152,638)
Net change in unrealized gains (losses) on derivatives
Futures contracts	$240,095	$212,569	$452,664
7.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption
Allspring VT Index Asset Allocation Fund | 39

Notes to financial statements
requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
8.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:
	Year ended December 31
	2023	2022
Ordinary income	$617,567	$935,859
Long-term capital gain	2,002,479	7,459,917
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$198,892	$4,359,233	$17,839,474
9.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
40 | Allspring VT Index Asset Allocation Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Index Asset Allocation Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
Allspring VT Index Asset Allocation Fund | 41

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 83% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, $2,002,479 was designated as a 20% rate gain distribution for the fiscal year ended
December 31, 2023.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 49% of ordinary income dividends qualify as interest dividends for the fiscal year ended December 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42 | Allspring VT Index Asset Allocation Fund

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

Allspring VT Index Asset Allocation Fund | 43

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

44 | Allspring VT Index Asset Allocation Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Index Asset Allocation Fund | 45

For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-jdfz9ped 02-24
AR0360 12-23

Allspring VT International Equity Fund
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT International Equity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT International Equity Fund for the 12-month period that ended December 31, 2023. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT International Equity Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT International Equity Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT International Equity Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT International Equity Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 At a meeting held October 19, 2023, the Board of Trustees of the Fund approved the Fund’s liquidation. The Fund will be closed to new direct investors and additional investments from existing shareholders effective at the close of business on
April 26, 2024. The liquidation of the Fund is expected to occur on April 30, 2024.

6 | Allspring VT International Equity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Jonathan Drexel, CFA†, Paige Henderson, CFA, CFP†

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	8-17-1998	15.80 ♠	5.93	3.31	1.24	0.70
Class 2	7-31-2002	15.56 ♠	5.69	3.05	1.49	0.95
MSCI ACWI ex USA Index (Net)[3]	–	15.62	7.08	3.83	–	–
MSCI EAFE Index (Net)[4]	–	18.24	8.16	4.28	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

♠
Total return differs from the return in the Financial Highlights in this report.  The total return presented is calculated based on the Net Asset Value (NAV) at which the shareholder transactions were processed.  The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

[1]
Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report, which do not include acquired fund fees and expenses.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.69% for Class 1 shares and 0.94% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[4]
The MSCI Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

†	Mr. Drexel and Ms. Henderson became portfolio managers of the Fund on October 20, 2023.
CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT International Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the MSCI ACWI ex USA Index (Net) and MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT International Equity Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund (Class 2) underperformed its benchmark, the MSCI ACWI ex USA Index (Net), for the 12-month period that ended December 31, 2023.
•Positioning in information technology, consumer discretionary and real estate detracted from relative performance, primarily due to negative selection effects.
•Stock selection within the industrials, health care, and utilities sectors resulted in notable contributions to performance.
•The Fund was overweight North America due to the weighting in the U.S. while being underweight Canada. The Fund was underweight Asia Pacific overall. Country underweights included Taiwan, Australia, and India. Those were partly offset by overweights to Korea, Thailand, and China/Hong Kong. The Fund was underweight Europe, including Switzerland, Sweden, and Spain, partly offset by overweights to France, the Netherlands, and the U.K.
Moderating inflation fueled a market rally.
For 2023, developed markets rallied strongly given moderating inflation and falling interest rates as expectations for future growth improved. Hopes for a “soft landing” increased. Weakness in China remained a concern.
Expectations for rate cuts have come into focus as central banks across the globe have likely delivered their final interest rate hikes of this cycle. Market valuations reflect increased expectations for a “soft landing” for the U.S. economy as unemployment has remained low and U.S. consumer spending has been resilient despite the highest interest rates in 22 years. Tighter financing conditions helped get inflation under control while curtailing demand. However, there is the risk that central banks remain restrictive too long and induce a recession.

Ten largest holdings (%) as of December 31, 2023[1]
BAE Systems PLC	2.98
Samsung Electronics Co. Ltd.	2.96
AXA SA	2.88
Vinci SA	2.78
Deutsche Boerse AG	2.72
LVMH Moet Hennessy Louis Vuitton SE	2.50
ING Groep NV	2.48
Coca-Cola Europacific Partners PLC	2.48
Toyota Motor Corp.	2.45
Siemens AG	2.44

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
The change in the Fund’s investment mandate led to a reduction in exposure to emerging market countries, including China/Hong Kong, Brazil, and Thailand, as well as reducing exposure to smaller-market-capitalization companies while increasing exposure to developed market countries, including France, Germany, the United Kingdom, and Switzerland. Allocations to consumer staples and information technology sectors increased, offset by reductions in the communication services, energy, and consumer discretionary sectors.
At year-end, the portfolio management team maintains a core equity style that emphasizes bottom-up stock selection based on rigorous, in-depth, fundamental company research. The team uses a bottom-up research process that targets companies with robust asset bases that produce sustainable cash flow growth throughout a market cycle, demonstrate efficient capital allocation, and exhibit a commitment to returning value to shareholders. The team also applies a disciplined process that seeks to drive incremental returns through stock selection while managing risk across multiple dimensions, including economic sector, country, and currency. The goal is that the focus on income and quality characteristics combined with portfolio construction will lead to less-volatile returns through a full market cycle. The strategy is focused primarily on larger-cap companies.
Detractors included stock selection in the U.K., Australia, and the Netherlands.
Entain plc, a U.K.-based global sports betting and gambling company operating in both online and retail sectors, was the largest detractor in the U.K. With questionable capital deployment, the potential of market share losses, poor execution, and slowing online growth, shares have performed poorly. Nomad Foods, Europe’s leading frozen-food company and one of the largest in the world, was another large detractor in the U.K. It underperformed the market primarily in the third quarter as it reported a modest and anticipated miss on second quarter results, with sales off by 3%. Earnings before interest, taxes, depreciation, and amortization (EBITDA) fell 1%. Earnings per share declined by 5% compared with consensus expectations. These positions were no longer held at period-
end.

10 | Allspring VT International Equity Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Stock selection in Japan, Canada, and Germany contributed to returns. Rheinmetall AG, a German industrial primarily engaged in the defense and automotive businesses, performed well given a generational shift in German defense spending following Russia’s invasion of Ukraine. The German government plans to raise its defense budget to more than 2% of gross domestic product per annum from 2023 onward, which could result in a doubling of sales in Germany. AtkinsRéalis, formerly SNC-Lavalin Group, is a Montreal-based engineering and consulting company with operations in Canada, the U.S., the U.K., and Europe. The company continues to perform well as it progresses down a strategic plan to allow large construction projects that suffered from cost overruns to mature with limited reinvestment and delays and focus on core engineering and consulting operations. These holdings were sold as part of a portfolio management shift to a team with a different investment approach.
Neutral outlook overall.
Our outlook is neutral over both the short and long term.
Easing of monetary policy through interest rate cuts typically leads to higher equity valuations, assuming market expectations have not exceeded the ultimate reality. Uncertainty around the timing and magnitude of interest rate cuts is likely one of the greatest risks to the equity markets in 2024.
Geographic allocation as of December 31, 2023[1]

69%
Europe
16%
Japan
6%
Asia/Pacific ex-Japan
5%
North America
1%
Africa/Middle East
1%
Latin America
2%
Other

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Continuing global conflicts, including Russia-Ukraine, the Middle East, and actions taken by China regarding Hong Kong and Taiwan, bear close watch.
The end of a decade of near-zero interest rates is expected to create disruption and opportunity as companies must adjust to a higher cost of capital and investors adjust to potentially more balanced outcomes along the risk/reward spectrum.

Allspring VT International Equity Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,050.50	$3.55	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	$3.50	0.69%
Class 2
Actual	$1,000.00	$1,051.70	$4.83	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76	0.94%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT International Equity Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 96.49%
Canada: 3.55%
Restaurant Brands International, Inc. (Consumer discretionary, Hotels, restaurants & leisure)	17,736	$1,385,714
TC Energy Corp. (Energy, Oil, gas & consumable fuels)	20,215	790,204
		2,175,918
Finland: 2.15%
Nordea Bank Abp (Financials, Banks)	106,138	1,315,362
France: 21.58%
Air Liquide SA (Materials, Chemicals)	7,467	1,451,792
AXA SA (Financials, Insurance)	54,134	1,762,359
Capgemini SE (Information technology, IT services)	4,806	1,001,429
L’Oreal SA (Consumer staples, Personal care products)	2,441	1,214,386
LVMH Moet Hennessy Louis Vuitton SE (Consumer discretionary, Textiles, apparel & luxury goods)	1,893	1,533,061
Sanofi SA (Health care, Pharmaceuticals)	11,925	1,181,655
Schneider Electric SE (Industrials, Electrical equipment)	3,469	696,145
TotalEnergies SE (Energy, Oil, gas & consumable fuels)	19,826	1,348,234
Veolia Environnement SA (Utilities, Multi-utilities)	42,032	1,325,219
Vinci SA (Industrials, Construction & engineering)	13,564	1,702,541
		13,216,821
Germany: 13.62%
adidas AG (Consumer discretionary, Textiles, apparel & luxury goods)	6,262	1,273,086
Allianz SE (Financials, Insurance)	2,989	798,364
Deutsche Boerse AG (Financials, Capital markets)	8,085	1,664,594
Deutsche Post AG (Industrials, Air freight & logistics)	18,470	914,592
Deutsche Telekom AG (Communication services, Diversified telecommunication services)	43,374	1,041,450
SAP SE (Information technology, Software)	7,514	1,156,998
Siemens AG (Industrials, Industrial conglomerates)	7,955	1,492,224
		8,341,308
Hong Kong: 1.55%
AIA Group Ltd. (Financials, Insurance)	108,600	946,434
Israel: 0.85%
Check Point Software Technologies Ltd. (Information technology, Software)†	3,414	521,625
Japan: 16.08%
Asahi Group Holdings Ltd. (Consumer staples, Beverages)	26,900	1,003,122
FUJIFILM Holdings Corp. (Information technology, Technology hardware, storage & peripherals)	14,500	871,337
Nintendo Co. Ltd. (Communication services, Entertainment)	24,200	1,263,034
ORIX Corp. (Financials, Financial services)	75,500	1,422,185
Seven & i Holdings Co. Ltd. (Consumer staples, Consumer staples distribution & retail)	32,800	1,301,532
Sumitomo Mitsui Financial Group, Inc. (Financials, Banks)	27,800	1,356,482
The accompanying notes are an integral part of these financial statements.
Allspring VT International Equity Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Japan(continued)
Tokyo Electron Ltd. (Information technology, Semiconductors & semiconductor equipment)	6,300	$1,128,415
Toyota Motor Corp. (Consumer discretionary, Automobiles)	81,700	1,501,020
		9,847,127
Mexico: 0.77%
America Movil SAB de CV Series B (Communication services, Wireless telecommunication services)	506,400	469,391
Netherlands: 4.79%
Airbus SE (Industrials, Aerospace & defense)	9,160	1,413,481
ING Groep NV (Financials, Banks)	101,898	1,521,544
		2,935,025
South Korea: 3.89%
Samsung Electronics Co. Ltd. GDR (Information technology, Technology hardware, storage & peripherals)	1,209	1,811,082
SK Telecom Co. Ltd. (Communication services, Wireless telecommunication services)	14,735	572,452
		2,383,534
Switzerland: 7.04%
Nestle SA (Consumer staples, Food products)	11,644	1,349,987
Novartis AG (Health care, Pharmaceuticals)	13,179	1,329,887
Roche Holding AG (Health care, Pharmaceuticals)	3,554	1,033,177
TE Connectivity Ltd. (Information technology, Electronic equipment, instruments & components)	4,234	594,877
		4,307,928
United Kingdom: 19.89%
AstraZeneca PLC (Health care, Pharmaceuticals)	9,893	1,336,672
BAE Systems PLC (Industrials, Aerospace & defense)	129,077	1,827,084
Coca-Cola Europacific Partners PLC (Consumer staples, Beverages)	22,724	1,516,600
Diageo PLC (Consumer staples, Beverages)	33,786	1,229,946
National Grid PLC (Utilities, Multi-utilities)	53,277	718,483
Reckitt Benckiser Group PLC (Consumer staples, Household products)	15,762	1,088,934
Rio Tinto PLC (Materials, Metals & mining)	12,310	916,665
Shell PLC (Energy, Oil, gas & consumable fuels)	37,488	1,228,768
Smith & Nephew PLC (Health care, Health care equipment & supplies)	79,769	1,096,592
Unilever PLC (Consumer staples, Personal care products)	25,166	1,218,958
		12,178,702
United States: 0.73%
EOG Resources, Inc. (Energy, Oil, gas & consumable fuels)	3,686	445,822
Total common stocks (Cost $52,869,380)		59,084,997
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT International Equity Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Investment companies: 2.24%
United States: 2.24%
iShares MSCI EAFE ETF	18,243	$1,374,610
Total investment companies (Cost $1,251,257)		1,374,610

		Yield
Short-term investments: 1.98%
Investment companies: 1.98%
Allspring Government Money Market Fund Select Class♠∞		5.28%	1,213,056	1,213,056
Total short-term investments (Cost $1,213,056)				1,213,056
Total investments in securities (Cost $55,333,693)	100.71%			61,672,663
Other assets and liabilities, net	(0.71)			(437,474)
Total net assets	100.00%			$61,235,189

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
GDR	Global depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,439,313	$28,252,108	$(28,478,365)	$0	$0	$1,213,056	1,213,056	$71,247
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	1,372,447	1,891,300	(3,263,629)	(118)	0	0	0	1,777 [1]
				$(118)	$0	$1,213,056		$73,024

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring VT International Equity Fund | 15

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $54,120,637)	$60,459,607
Investments in affiliated securities, at value (cost $1,213,056)	1,213,056
Foreign currency, at value (cost $27,337)	27,702
Receivable for dividends	68,266
Receivable for Fund shares sold	2,199
Prepaid expenses and other assets	1,491
Total assets	61,772,321
Liabilities
Payable for investments purchased	457,140
Custody and accounting fees payable	33,975
Payable for Fund shares redeemed	22,208
Distribution fee payable	10,297
Management fee payable	7,095
Administration fees payable	4,219
Trustees’ fees and expenses payable	257
Accrued expenses and other liabilities	1,941
Total liabilities	537,132
Total net assets	$61,235,189
Net assets consist of
Paid-in capital	$58,761,845
Total distributable earnings	2,473,344
Total net assets	$61,235,189
Computation of net asset value per share
Net assets–Class 1	$13,433,112
Shares outstanding–Class 1[1]	7,107,608
Net asset value per share–Class 1	$1.89
Net assets–Class 2	$47,802,077
Shares outstanding–Class 2[1]	24,367,571
Net asset value per share–Class 2	$1.96
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT International Equity Fund

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $347,760)	$1,339,742
Income from non-cash dividends	125,128
Income from affiliated securities	71,528
Interest	1,906
Total investment income	1,538,304
Expenses
Management fee	481,914
Administration fees
Class 1	10,407
Class 2	37,784
Distribution fee
Class 2	118,009
Custody and accounting fees	50,251
Professional fees	123,361
Shareholder report expenses	5,200
Trustees’ fees and expenses	21,764
Other fees and expenses	5,901
Total expenses	854,591
Less: Fee waivers and/or expense reimbursements
Fund-level	(320,863)
Net expenses	533,728
Net investment income	1,004,576
Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(1,845,982)
Affiliated securities	(118)
Foreign currency and foreign currency translations	(16,660)
Net realized losses on investments	(1,862,760)
Net change in unrealized gains (losses) on
Unaffiliated securities	9,364,504
Foreign currency and foreign currency translations	17,788
Net change in unrealized gains (losses) on investments	9,382,292
Net realized and unrealized gains (losses) on investments	7,519,532
Net increase in net assets resulting from operations	$8,524,108
The accompanying notes are an integral part of these financial statements.
Allspring VT International Equity Fund | 17

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment income		$1,004,576		$1,218,499
Net realized gains (losses) on investments		(1,862,760)		49,447
Net change in unrealized gains (losses) on investments		9,382,292		(9,529,985)
Net increase (decrease) in net assets resulting from operations		8,524,108		(8,262,039)
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(228,415)		(541,184)
Class 2		(684,440)		(1,784,190)
Total distributions to shareholders		(912,855)		(2,325,374)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	587,721	1,053,303	333,410	598,170
Class 2	358,386	663,517	733,332	1,309,787
		1,716,820		1,907,957
Reinvestment of distributions
Class 1	124,139	228,415	342,521	541,184
Class 2	356,479	684,440	1,087,921	1,784,190
		912,855		2,325,374
Payment for shares redeemed
Class 1	(1,116,518)	(1,975,552)	(1,347,073)	(2,306,169)
Class 2	(3,296,773)	(6,102,325)	(2,880,110)	(5,031,532)
		(8,077,877)		(7,337,701)
Net decrease in net assets resulting from capital share transactions		(5,448,202)		(3,104,370)
Total increase (decrease) in net assets		2,163,051		(13,691,783)
Net assets
Beginning of period		59,072,138		72,763,921
End of period		$61,235,189		$59,072,138
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT International Equity Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 1	2023	2022	2021	2020	2019
Net asset value, beginning of period	$1.67	$1.96	$1.85	$1.83	$2.85
Net investment income	0.03 [1]	0.04	0.04	0.03 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	0.22	(0.26)	0.10	0.04	0.34
Total from investment operations	0.25	(0.22)	0.14	0.07	0.40
Distributions to shareholders from
Net investment income	(0.03)	(0.07)	(0.03)	(0.05)	(0.13)
Net realized gains	0.00	0.00	0.00	0.00	(1.29)
Total distributions to shareholders	(0.03)	(0.07)	(0.03)	(0.05)	(1.42)
Net asset value, end of period	$1.89	$1.67	$1.96	$1.85	$1.83
Total return[2]	15.12%	(10.95)%	7.39%	4.31%	16.14%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.22%	1.13%	1.13%	1.13%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	1.86%	2.15%	2.07%	1.59%	2.55%
Supplemental data
Portfolio turnover rate	134%	63%	65%	80%	48%
Net assets, end of period (000s omitted)	$13,433	$12,509	$16,019	$17,459	$19,872

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
Allspring VT International Equity Fund | 19

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$1.73	$2.03	$1.91	$1.89	$2.89
Net investment income	0.03 [1]	0.04	0.04	0.03 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	0.23	(0.27)	0.10	0.03	0.36
Total from investment operations	0.26	(0.23)	0.14	0.06	0.41
Distributions to shareholders from
Net investment income	(0.03)	(0.07)	(0.02)	(0.04)	(0.12)
Net realized gains	0.00	0.00	0.00	0.00	(1.29)
Total distributions to shareholders	(0.03)	(0.07)	(0.02)	(0.04)	(1.41)
Net asset value, end of period	$1.96	$1.73	$2.03	$1.91	$1.89
Total return[2]	14.89%	(11.37)%	7.43%	3.83%	16.10%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.38%	1.38%	1.38%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.62%	1.90%	1.83%	1.34%	2.30%
Supplemental data
Portfolio turnover rate	134%	63%	65%	80%	48%
Net assets, end of period (000s omitted)	$47,802	$46,563	$56,744	$57,167	$61,907

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT International Equity Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
At a meeting held October 19, 2023, the Board of Trustees of the Fund approved the Fund’s liquidation. The Fund will be closed to new direct investors and additional investments from existing shareholders effective at the close of business on April 26, 2024. The liquidation of the Fund is expected to occur on April 30, 2024.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2023, such fair value pricing was used in pricing certain foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Allspring VT International Equity Fund | 21

Notes to financial statements
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $55,589,027 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$6,142,371
Gross unrealized losses	(58,735)
Net unrealized gains	$6,083,636
As of December 31, 2023, the Fund had capital loss carryforwards which consist of $2,870,632 in short-term capital losses and $1,844,942 in long-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
22 | Allspring VT International Equity Fund

Notes to financial statements
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Canada	$2,175,918	$0	$0	$2,175,918
Finland	1,315,362	0	0	1,315,362
France	13,216,821	0	0	13,216,821
Germany	8,341,308	0	0	8,341,308
Hong Kong	946,434	0	0	946,434
Israel	521,625	0	0	521,625
Japan	9,847,127	0	0	9,847,127
Mexico	469,391	0	0	469,391
Netherlands	2,935,025	0	0	2,935,025
South Korea	1,811,082	572,452	0	2,383,534
Switzerland	4,307,928	0	0	4,307,928
United Kingdom	12,178,702	0	0	12,178,702
United States	445,822	0	0	445,822
Investment companies	1,374,610	0	0	1,374,610
Short-term investments
Investment companies	1,213,056	0	0	1,213,056
Total assets	$61,100,211	$572,452	$0	$61,672,663
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative
Allspring VT International Equity Fund | 23

Notes to financial statements
services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $2 billion	0.675
Next $1 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of December 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class 1	0.69%
Class 2	0.94
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2023 were $78,315,320 and $82,411,197, respectively.
6.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
24 | Allspring VT International Equity Fund

Notes to financial statements
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $912,855 and $2,325,374 of ordinary income for the years ended December 31, 2023 and December 31, 2022, respectively.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,108,778	$6,084,189	$(4,715,574)
8.
CONCENTRATION  RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in Europe. A fund that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a fund whose investments are not heavily weighted in any geographic region.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
Allspring VT International Equity Fund | 25

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT International Equity Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
26 | Allspring VT International Equity Fund

Other information (unaudited)
Other information
Tax information
For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 6% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended December 31, 2023.
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended December 31, 2023. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$203,037	$0.0065	100%
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Allspring VT International Equity Fund | 27

Other information (unaudited)
Board of trustees and officers
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

28 | Allspring VT International Equity Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

Allspring VT International Equity Fund | 29

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30 | Allspring VT International Equity Fund

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-pmmfn61b 02-24
AR3008 12-23

Allspring VT Opportunity Fund
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT Opportunity Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Opportunity Fund for the 12-month period that ended December 31, 2023. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT Opportunity Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT Opportunity Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT Opportunity Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT Opportunity Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

6 | Allspring VT Opportunity Fund

This page is intentionally left blank.

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio manager	Christopher G. Miller, CFA

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	8-26-2011	26.83	15.03	10.60	0.87	0.75
Class 2	5-8-1992	26.50	14.74	10.32	1.12	1.00
Russell 3000® Index[3]	–	25.96	15.16	11.48	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.75% for Class 1 shares and 1.00% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Opportunity Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund outperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended December 31, 2023.
•The communication services and health care sectors aided relative performance during the period.
•Stocks within the information technology (IT), real estate, materials, and consumer staples sectors hampered relative performance during the period.
Stocks soared in 2023, staging a dramatic comeback after a turbulent year.
Markets began 2023 on jittery footing as investors feared that the prolonged elevated interest rate backdrop would stifle consumer spending and in turn impede corporate earnings. However, as the year progressed, investors grew more confident in the consistency of lower inflation data as well as the consumer’s ability to withstand higher interest rates. Large-cap growth stocks were the demonstrative market leaders as exuberance around artificial intelligence (AI) sent the Nasdaq 100 Index† higher by 54%. By contrast, the Russell 2000® Index* struggled amid the collapse of Silicon Valley Bank in March and failed to regain its footing until the final two months of the year.

Ten largest holdings (%) as of December 31, 2023[1]
Apple, Inc.	5.25
Amazon.com, Inc.	4.60
Alphabet, Inc. Class C	4.38
Salesforce, Inc.	4.09
Mastercard, Inc. Class A	3.55
Texas Instruments, Inc.	2.76
Meta Platforms, Inc. Class A	2.59
Splunk, Inc.	2.27
Teledyne Technologies, Inc.	2.22
Regal Rexnord Corp.	2.16

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
After the sharp return disparity between large-cap/mega-cap stocks and small-cap/mid-cap stocks over the past several years, the valuation dispersion between the groups is at multi-decade extremes. Thus, our overweight to mid caps and small caps augurs well for our style on a prospective basis. We fully acknowledge that the path forward may be volatile, but we remain encouraged by the attractive private market values (PMVs) of our holdings and their respective catalysts in place.
Communication services and health care contributed while consumer discretionary, IT, and select consumer staples stocks hindered relative results.
Within communication services, Meta Inc. rose sharply as the company significantly improved its topline growth and profit margins as well as favorable engagement metrics driven by Reels. While we believe the company provides a best-in-class return on investment for advertisers within digital advertising, we trimmed our position as the stock has become more fully valued relative to our PMV. Within health care, our underweight to pharmaceuticals added to relative performance as large-cap pharma and other yield-sensitive sectors were adversely affected by the sharp rise in interest rates. One notable takeout in the Fund was Splunk Inc., which agreed to be acquired by Cisco Systems, Inc., for $157 per share or $28 billion in cash, a figure in line with our PMV.
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
†The Nasdaq 100 Index is an unmanaged group of the 100 biggest companies listed on the Nasdaq Composite Index. The list is updated quarterly, and companies on this index are typically representative of technology-related industries, such as computer hardware and software products, telecommunications, biotechnology, and retail/wholesale trade. You cannot invest directly in an index.
*The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

10 | Allspring VT Opportunity Fund

Performance highlights (unaudited)
Within IT, the Fund’s underweight to key AI players, including NVIDIA and Microsoft, impeded relative performance as those stocks rallied sharply during the period. In the consumer staples sector, discount retailer Dollar General Inc. stock fell sharply after it reported weaker earnings results, citing softness from the low-end consumer. For much of the year, the company was burdened with higher labor costs and embattled lower markups and an increase in lost inventory. In general, we have witnessed that spending trends from the upper to middle-income consumer seem relatively stable, but the lower-income cohort has been adversely affected by less stimulus, higher inflation, and elevated interest rates, which has resulted in higher credit card balances. We have also noticed consumers start to trade down in retail as inflationary factors have continued to erode household budgets.
The case for companies exposed to the physical economy.
The post-COVID hangover has exposed the chronic underinvestment in U.S. infrastructure and has crystalized the need for companies to be more exposed to the physical economy. We believe firms that stand to benefit from the reshoring and infrastructure movement are not the digitally oriented mega-cap behemoths that have dominated markets over the past decade. Rather, we contend that the winners in this new regime could be the small- and mid-cap industrials stocks tied to the physical capital expenditure movement. Although our portfolio remains well balanced with exposure to a panoply of sectors and industries, our overweight to the industrials and materials sectors could serve as a tailwind if investors focus on companies that can benefit from growing physical capital expenditures.
Our process, which goes back more than 30 years, has been successful over many market cycles. A key output of our bottom-up, active core approach is the ability to migrate to wherever the best opportunities in the market exist. Another key advantage to our PMV process is its ability to reconcile complex information through a standardized valuation framework that provides a consistent and transparent way to measure the value of diverse companies. This can help allay much of the noise in the marketplace and keep us focused on the long term by simplifying the decision-making process. Notwithstanding the market’s sanguine tone to finish the year, we are judiciously underwriting the PMVs of our stocks and searching for fresh investment opportunities that could serve as alpha drivers in the future.

Allspring VT Opportunity Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,080.30	$3.91	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Class 2
Actual	$1,000.00	$1,078.90	$5.21	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.06	1.00%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 96.64%
Communication services: 6.97%
Interactive media & services: 6.97%
Alphabet, Inc. Class C†	56,470	$7,958,317
Meta Platforms, Inc. Class A†	13,264	4,694,926
		12,653,243
Consumer discretionary: 8.58%
Broadline retail: 4.60%
Amazon.com, Inc.†	54,941	8,347,736
Specialty retail: 3.98%
Burlington Stores, Inc.†	18,638	3,624,718
Home Depot, Inc.	10,394	3,602,041
		7,226,759
Consumer staples: 4.45%
Consumer staples distribution & retail: 3.15%
Dollar General Corp.	23,973	3,259,129
Sysco Corp.	33,512	2,450,733
		5,709,862
Household products: 1.30%
Church & Dwight Co., Inc.	24,997	2,363,716
Financials: 10.30%
Capital markets: 5.31%
Charles Schwab Corp.	50,401	3,467,589
Intercontinental Exchange, Inc.	25,113	3,225,262
S&P Global, Inc.	6,679	2,942,233
		9,635,084
Financial services: 3.55%
Mastercard, Inc. Class A	15,112	6,445,419
Insurance: 1.44%
Marsh & McLennan Cos., Inc.	13,827	2,619,802
Health care: 10.71%
Health care equipment & supplies: 4.14%
Align Technology, Inc.†	5,897	1,615,778
Boston Scientific Corp.†	33,094	1,913,164
LivaNova PLC†	40,402	2,090,400
Medtronic PLC	22,943	1,890,044
		7,509,386
Health care providers & services: 1.86%
UnitedHealth Group, Inc.	6,417	3,378,358
Life sciences tools & services: 4.71%
Agilent Technologies, Inc.	22,559	3,136,378
The accompanying notes are an integral part of these financial statements.
Allspring VT Opportunity Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Life sciences tools & services(continued)
Bio-Rad Laboratories, Inc. Class A†	7,241	$2,338,046
Thermo Fisher Scientific, Inc.	5,786	3,071,151
		8,545,575
Industrials: 16.91%
Aerospace & defense: 4.08%
HEICO Corp. Class A	25,854	3,682,644
Melrose Industries PLC	338,560	2,448,590
MTU Aero Engines AG	5,899	1,271,507
		7,402,741
Building products: 2.79%
AZEK Co., Inc.†	50,047	1,914,298
Carlisle Cos., Inc.	10,082	3,149,919
		5,064,217
Commercial services & supplies: 1.70%
Republic Services, Inc.	18,755	3,092,887
Electrical equipment: 2.16%
Regal Rexnord Corp.	26,477	3,919,125
Machinery: 2.18%
Fortive Corp.	28,704	2,113,475
Ingersoll Rand, Inc.	23,855	1,844,946
		3,958,421
Professional services: 2.54%
Dun & Bradstreet Holdings, Inc.	188,416	2,204,467
TransUnion	35,060	2,408,973
		4,613,440
Trading companies & distributors: 1.46%
Air Lease Corp.	63,066	2,644,988
Information technology: 24.50%
Electronic equipment, instruments & components: 4.07%
Amphenol Corp. Class A	33,879	3,358,425
Teledyne Technologies, Inc.†	9,020	4,025,536
		7,383,961
Semiconductors & semiconductor equipment: 4.75%
Marvell Technology, Inc.	59,896	3,612,328
Texas Instruments, Inc.	29,394	5,010,501
		8,622,829
Software: 10.43%
Palo Alto Networks, Inc.†	6,231	1,837,397
Salesforce, Inc.†	28,219	7,425,548
ServiceNow, Inc.†	3,733	2,637,327
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT Opportunity Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Software(continued)
Splunk, Inc.†	26,984	$4,111,012
Workday, Inc. Class A†	10,578	2,920,163
		18,931,447
Technology hardware, storage & peripherals: 5.25%
Apple, Inc.	49,497	9,529,658
Materials: 4.68%
Chemicals: 4.68%
Ashland, Inc.	34,786	2,932,808
Olin Corp.	60,118	3,243,366
Sherwin-Williams Co.	7,401	2,308,372
		8,484,546
Real estate: 9.54%
Industrial REITs : 1.86%
Prologis, Inc.	25,293	3,371,557
Real estate management & development: 1.48%
CoStar Group, Inc.†	30,840	2,695,107
Residential REITs : 1.84%
Sun Communities, Inc.	24,954	3,335,102
Specialized REITs : 4.36%
American Tower Corp.	15,644	3,377,227
Equinix, Inc.	1,960	1,578,564
VICI Properties, Inc.	92,653	2,953,778
		7,909,569
Total common stocks (Cost $122,719,745)		175,394,535

		Yield
Short-term investments: 3.44%
Investment companies: 3.44%
Allspring Government Money Market Fund Select Class♠∞		5.28%	6,246,648	6,246,648
Total short-term investments (Cost $6,246,648)				6,246,648
Total investments in securities (Cost $128,966,393)	100.08%			181,641,183
Other assets and liabilities, net	(0.08)			(152,258)
Total net assets	100.00%			$181,488,925

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.
Allspring VT Opportunity Fund | 15

Portfolio of investments—December 31, 2023

Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$2,607,162	$33,201,706	$(29,562,220)	$0	$0	$6,246,648	6,246,648	$187,232
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT Opportunity Fund

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $122,719,745)	$175,394,535
Investments in affiliated securities, at value (cost $6,246,648)	6,246,648
Receivable for dividends	214,028
Receivable for Fund shares sold	15,201
Prepaid expenses and other assets	585
Total assets	181,870,997
Liabilities
Payable for Fund shares redeemed	211,727
Management fee payable	95,264
Distribution fee payable	32,807
Administration fees payable	12,471
Trustees’ fees and expenses payable	207
Accrued expenses and other liabilities	29,596
Total liabilities	382,072
Total net assets	$181,488,925
Net assets consist of
Paid-in capital	$110,299,073
Total distributable earnings	71,189,852
Total net assets	$181,488,925
Computation of net asset value per share
Net assets–Class 1	$28,678,678
Shares outstanding–Class 1[1]	1,104,749
Net asset value per share–Class 1	$25.96
Net assets–Class 2	$152,810,247
Shares outstanding–Class 2[1]	5,879,563
Net asset value per share–Class 2	$25.99
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
Allspring VT Opportunity Fund | 17

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends (net of foreign withholdings taxes of $5,401)	$1,632,883
Income from affiliated securities	187,232
Interest	47
Total investment income	1,820,162
Expenses
Management fee	1,183,881
Administration fees
Class 1	21,314
Class 2	113,987
Distribution fee
Class 2	355,871
Custody and accounting fees	14,835
Professional fees	71,271
Shareholder report expenses	6,874
Trustees’ fees and expenses	6,598
Other fees and expenses	3,995
Total expenses	1,778,626
Less: Fee waivers and/or expense reimbursements
Fund-level	(153,974)
Net expenses	1,624,652
Net investment income	195,510
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	18,735,125
Foreign currency and foreign currency translations	(2,578)
Net realized gains on investments	18,732,547
Net change in unrealized gains (losses) on
Unaffiliated securities	21,187,012
Foreign currency and foreign currency translations	231
Net change in unrealized gains (losses) on investments	21,187,243
Net realized and unrealized gains (losses) on investments	39,919,790
Net increase in net assets resulting from operations	$40,115,300
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT Opportunity Fund

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment income (loss)		$195,510		$(176,464)
Net realized gains on investments		18,732,547		14,366,380
Net change in unrealized gains (losses) on investments		21,187,243		(58,993,467)
Net increase (decrease) in net assets resulting from operations		40,115,300		(44,803,551)
Distributions to shareholders from
Net investment income and net realized gains
Class 1		(2,254,598)		(5,397,089)
Class 2		(12,074,905)		(28,508,608)
Total distributions to shareholders		(14,329,503)		(33,905,697)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	36,442	881,984	19,855	524,201
Class 2	101,673	2,474,192	65,477	1,762,168
		3,356,176		2,286,369
Reinvestment of distributions
Class 1	91,539	2,254,598	235,167	5,397,089
Class 2	489,060	12,074,905	1,236,279	28,508,608
		14,329,503		33,905,697
Payment for shares redeemed
Class 1	(154,109)	(3,734,017)	(107,448)	(2,803,006)
Class 2	(727,868)	(17,668,441)	(599,805)	(16,380,805)
		(21,402,458)		(19,183,811)
Net increase (decrease) in net assets resulting from capital share transactions		(3,716,779)		17,008,255
Total increase (decrease) in net assets		22,069,018		(61,700,993)
Net assets
Beginning of period		159,419,907		221,120,900
End of period		$181,488,925		$159,419,907
The accompanying notes are an integral part of these financial statements.
Allspring VT Opportunity Fund | 19

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 1	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.24	$34.96	$29.48	$26.56	$22.76
Net investment income (loss)	0.08 [1]	0.03	(0.01)	0.09	0.17
Net realized and unrealized gains (losses) on investments	5.77	(7.06)	7.25	5.03	6.84
Total from investment operations	5.85	(7.03)	7.24	5.12	7.01
Distributions to shareholders from
Net investment income	0.00	0.00	(0.08)	(0.19)	(0.15)
Net realized gains	(2.13)	(5.69)	(1.68)	(2.01)	(3.06)
Total distributions to shareholders	(2.13)	(5.69)	(1.76)	(2.20)	(3.21)
Net asset value, end of period	$25.96	$22.24	$34.96	$29.48	$26.56
Total return[2]	26.83%	(20.61)%	25.06%	21.32%	31.81%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.87%	0.84%	0.86%	0.85%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	0.33%	0.11%	(0.02)%	0.31%	0.67%
Supplemental data
Portfolio turnover rate	24%	26%	27%	42%	25%
Net assets, end of period (000s omitted)	$28,679	$25,149	$34,376	$32,066	$30,811

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$22.32	$35.14	$29.63	$26.68	$22.85
Net investment income (loss)	0.02 [1]	(0.03)	(0.09)	0.03	0.11
Net realized and unrealized gains (losses) on investments	5.78	(7.10)	7.29	5.05	6.86
Total from investment operations	5.80	(7.13)	7.20	5.08	6.97
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.12)	(0.08)
Net realized gains	(2.13)	(5.69)	(1.68)	(2.01)	(3.06)
Total distributions to shareholders	(2.13)	(5.69)	(1.69)	(2.13)	(3.14)
Net asset value, end of period	$25.99	$22.32	$35.14	$29.63	$26.68
Total return[2]	26.50%	(20.81)%	24.78%	21.00%	31.46%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.12%	1.10%	1.11%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.08%	(0.14)%	(0.27)%	0.06%	0.42%
Supplemental data
Portfolio turnover rate	24%	26%	27%	42%	25%
Net assets, end of period (000s omitted)	$152,810	$134,271	$186,745	$167,338	$158,216

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
Allspring VT Opportunity Fund | 21

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Opportunity Fund  (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee at Allspring Funds Management, LLC (“Allspring Funds Management”).
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures implemented by Allspring Funds Management are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On December 31, 2023, such fair value pricing was not used in pricing foreign securities.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
22 | Allspring VT Opportunity Fund

Notes to financial statements
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions received from REIT investments may be characterized as ordinary income, capital gains, or a return of capital to the Fund based on information provided by the REIT. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates may be used in reporting the character of income and distributions for financial statement purposes.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $129,106,977 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$56,093,750
Gross unrealized losses	(3,559,544)
Net unrealized gains	$52,534,206
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to dividends from certain securities. At December 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(48,259)	$48,259
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring VT Opportunity Fund | 23

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$12,653,243	$0	$0	$12,653,243
Consumer discretionary	15,574,495	0	0	15,574,495
Consumer staples	8,073,578	0	0	8,073,578
Financials	18,700,305	0	0	18,700,305
Health care	19,433,319	0	0	19,433,319
Industrials	30,695,819	0	0	30,695,819
Information technology	44,467,895	0	0	44,467,895
Materials	8,484,546	0	0	8,484,546
Real estate	17,311,335	0	0	17,311,335
Short-term investments
Investment companies	6,246,648	0	0	6,246,648
Total assets	$181,641,183	$0	$0	$181,641,183
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.700%
Next $500 million	0.675
Next $1 billion	0.650
Next $2 billion	0.625
Next $1 billion	0.600
Next $5 billion	0.590
Over $10 billion	0.580
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain
24 | Allspring VT Opportunity Fund

Notes to financial statements
classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of December 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class 1	0.75%
Class 2	1.00
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2023 were $40,230,745 and $60,043,825, respectively.
6.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:
	Year ended December 31
	2023	2022
Ordinary income	$0	$4,301,723
Long-term capital gain	14,329,503	29,603,974
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$352,560	$18,306,845	$52,534,289
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without
Allspring VT Opportunity Fund | 25

Notes to financial statements
the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
26 | Allspring VT Opportunity Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Opportunity Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
Allspring VT Opportunity Fund | 27

Other information (unaudited)
Other information
Tax information
Pursuant to Section 852 of the Internal Revenue Code, $14,329,503 was designated as a 20% rate gain distribution for the fiscal year ended
December 31, 2023.
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28 | Allspring VT Opportunity Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

Allspring VT Opportunity Fund | 29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

30 | Allspring VT Opportunity Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Opportunity Fund | 31

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-llc9slch 02-24
AR3020 12-23

Allspring VT Small Cap Growth Fund
Annual Report
December 31, 2023

The views expressed and any forward-looking statements are as of December 31, 2023, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring VT Small Cap Growth Fund | 1

Letter to shareholders (unaudited)

Andrew Owen
President
Allspring Funds
Dear Shareholder:
We are pleased to offer you this annual report for the Allspring VT Small Cap Growth Fund for the 12-month period that ended December 31, 2023. Globally, stocks and bonds experienced high levels of volatility throughout the period but had positive overall results. The market was focused on persistently high inflation and the impact of ongoing aggressive central bank rate hikes. Compounding these concerns were the global reverberations of the Russia-Ukraine war. Riskier assets rallied in 2023, as investors anticipated an end to the tight monetary policy despite concerns of a possible recession. After suffering deep and broad losses through 2022, bonds now benefit from a base of higher yields that can help generate higher income.
For the 12-month period, stocks generally outperformed bonds—both domestic U.S. and global. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 26.29%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 15.62%, while the MSCI EM Index (Net) (USD)3 had more modest performance, with a gain of 9.83%. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index4 returned 5.53%, the Bloomberg Global Aggregate ex-USD Index (unhedged)5 gained 5.72%, the Bloomberg Municipal Bond Index6 returned 6.40%, and the ICE BofA U.S. High Yield Index7 gained 13.54%.
Despite high inflation and central bank rate hikes, markets rallied.
The year 2023 began with a rally across global equities and fixed income securities. Investor optimism rose in response to data indicating declining inflation rates and the reopening of China’s economy with the abrupt end to its zero-COVID-19 policy. The U.S. reported strong job gains and unemployment fell to 3.4%—the lowest level since 1969. Meanwhile, wage growth, seen as a potential contributor to ongoing high inflation, continued to moderate. All eyes remained on the Federal Reserve (Fed) and on how many more rate hikes remain in this tightening cycle. The 0.25% federal funds rate hike announced in January was the Fed’s smallest rate increase since March 2022.
Markets declined in February as investors responded unfavorably to resilient economic data. The takeaway:  Central banks would likely continue their monetary tightening cycle for longer than markets had priced in. In this environment—where strong economic data is seen as bad news—the resilient U.S. labor market was taken as a negative, with inflation not falling quickly enough for the Fed, which raised interest rates by 0.25% in February. Meanwhile, the Bank of England (BoE) and the European Central Bank (ECB) both raised rates by 0.50%.
1
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
2
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source:  MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
3
The MSCI Emerging Markets (EM) Index (Net) (USD) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.
4
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
5
The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
6
The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
7
The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high yield bonds. The index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2024. ICE Data Indices, LLC. All rights reserved.
2 | Allspring VT Small Cap Growth Fund

Letter to shareholders (unaudited)
“ The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. ”
The collapse of Silicon Valley Bank in March—the second-largest banking failure in U.S. history—led to a bank run that spread to Europe, where Switzerland’s Credit Suisse was taken over by its rival, UBS. The banking industry turmoil created an additional challenge for central banks in balancing inflationary concerns against potential economic weakening. Meanwhile, recent data pointed to economic strength in the U.S., Europe, and China. And China’s economy continued to rebound after the removal of its COVID-19 lockdown. Inflation rates in the U.S., the U.K., and the eurozone all remained higher than central bank targets, leading to additional rate hikes in March.
Economic data released in April pointed to global resilience, as Purchasing Managers Indexes1 in the U.S., U.K., and eurozone beat expectations and China reported first-quarter annualized economic growth of 4.5%. Despite banking industry stress, developed market stocks had monthly gains. The U.S. labor market remained strong, with a 3.5% jobless rate and monthly payroll gains above 200,000. However, uncertainty and inflationary concerns weighed on investors in the U.S. and abroad.
May was marked by a divergence between expanding activity in services and an overall contraction in manufacturing activity in the U.S., U.K., and eurozone. Core inflation remained elevated in the U.S. and Europe, despite the ongoing efforts of the Fed and the ECB, which included rate hikes of 0.25% by both in May. Stubborn inflation and the resilient U.S. labor market led to expectations of further interest rate hikes, overall monthly declines across bond indexes, and mixed results for stocks in May. Investor worries over a U.S. debt ceiling impasse were modest, and market confidence was buoyed by a deal in late May to avert a potential U.S. debt default.
June featured the Fed’s first pause on interest rate hikes since March 2022, when it began its aggressive campaign to rein in inflation. However, inflation, as measured by the Core Consumer Price Index (CPI)2, while continuing to decline, remained stubbornly high in June at 4.8%, well above the Fed’s 2.0% target rate. With the U.S. unemployment rate still at 3.6%, near a historical low, and U.S. payrolls growing in June for the 30th consecutive month, expectations of more Fed rate hikes were reinforced. However, U.S. and global stocks had strong returns in June.
July was a good month for stocks. However, bonds had more muted but positive monthly returns overall. Riskier sectors and regions tended to do well, as investors grew more optimistic regarding economic prospects. With strong second-quarter gross domestic product (GDP) growth—initially estimated at 2.4%—and U.S. annual inflation easing steadily to 3.2% in July, hopes for a soft economic landing grew. The Fed, the ECB, and the BoE all raised their respective key interest rates by 0.25% in July. In the Fed’s case, speculation grew that it could be very close to the end of its tightening cycle. Meanwhile, China’s economy showed signs of stagnation, renewing concerns of global fallout.
Stocks retreated in August while monthly bond returns were flat overall. Increased global market volatility reflected unease over the Chinese property market being stressed along with weak Chinese economic data. On a more positive note, speculation grew over a possible end to the Fed’s campaign of interest rate increases or at least a pause in September. U.S. economic data generally remained solid, with resilient job market data and inflation ticking up slightly in August, as the annual CPI3 rose 3.7%. However, the three-month trend for Core CPI stood at a more encouraging annualized 2.4%.
1
The Purchasing Managers Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. You cannot invest directly in an index.
2
The Core Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services excluding energy and food prices. You cannot invest directly in an index.
3
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.
Allspring VT Small Cap Growth Fund | 3

Letter to shareholders (unaudited)
Stocks and bonds both had negative overall returns in September as investors reluctantly recited the new chorus of “higher for longer,” led by the Fed’s determination not to lower interest rates until it knows it has vanquished its pesky opponent—higher-than-targeted inflation. As of September, the two primary gauges of U.S. inflation—the annual Core Personal Consumption Expenditures Price Index1 and the CPI—both stood at roughly 4%, twice as high as the Fed’s oft-stated 2% target. The month ended with the prospect of yet another U.S. government shutdown, averted at least temporarily but looming later this fall.
October was a tough month for stocks and bonds. Key global and domestic indexes all were pushed down by rising geopolitical tensions, particularly the Israel-Hamas conflict, and concerns over the Fed’s “higher for longer” monetary policy. The U.S. 10-year Treasury yield rose above 5% for the first time since 2007. Commodity prices did well as oil prices rallied in response to the prospect of oil supply disruptions from the Middle East. U.S. annualized third-quarter GDP was estimated at a healthier-than-anticipated 4.9%. China’s GDP indicated surprisingly strong industrial production and retail sales, offset by ongoing weakness in its real estate sector.
In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. Overall annual inflation in the U.S. fell to 3.1% in November while 12-month inflation in the U.K. and eurozone eased to 4.6% and 2.4%, respectively—far below their peak levels of mid-2022. Third quarter annualized U.S. GDP growth was raised to an estimated 5.2% while U.S. job totals rose by just below 200,000 in November, indicating a slight cooling of the labor market. All of this fresh evidence added to confidence for a U.S. soft economic landing, leading to a more buoyant mood heading into winter as the Federal Open Market Committee held rates steady at its December meeting.
The broad year-end rally among stocks and bonds that began in November continued through December as investors became more confident that monetary policy would ease in 2024. Supporting the bubbly market mood were a series of reports confirming lower inflationary trends in the U.S. and Europe. During the period, it appeared more likely that the U.S. economy could achieve a soft landing, cooling enough to lower inflation without the pain of a recession. However, by year-end, an expectations gap developed. Capital markets priced in a total of 1.50 percentage points in federal funds rate cuts in 2024—twice as much as the three cuts of 0.25% hinted at by Fed officials.
“ In November, the market mood turned positive as cooling inflation inspired confidence that central banks could hold off on further rate hikes. ”
1
The Core Personal Consumption Expenditures Price Index (PCE) is a measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It is sometimes called the core PCE price index, because two categories that can have price swings – food and energy – are left out to make underlying inflation easier to see. You cannot invest directly in an index.
4 | Allspring VT Small Cap Growth Fund

Letter to shareholders (unaudited)
For further information about your fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-260-5969.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Allspring Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Allspring Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,

Andrew Owen
President
Allspring Funds
Allspring VT Small Cap Growth Fund | 5

Letter to shareholders (unaudited)

Notice to Shareholders
 Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. The tailored shareholder report will contain concise information about the Fund, including certain expense and performance information and fund statistics. If you wish to receive this new tailored shareholder report electronically, please follow the instructions on the back cover of this report.

 Other information that is currently included in the shareholder report, such as the Fund’s financial statements, will be available online and upon request, free of charge, in paper or electronic format.

6 | Allspring VT Small Cap Growth Fund

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Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Robert Gruendyke, CFA, David Nazaret, CFA, Thomas C. Ognar, CFA

Average annual total returns (%) as of December 31, 2023
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 1	7-16-2010	4.35	7.95	6.86	0.94	0.94
Class 2	5-1-1995	4.11	7.68	6.60	1.19	1.19
Russell 2000® Growth Index[3]	–	18.66	9.22	7.16	–	–
Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these fees and expenses had been reflected, performance would have been lower.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
Shares are sold without a front-end sales charge or contingent deferred sales charge.

[1]
Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the Financial Highlights of this report.

[2]
The manager has contractually committed through April 30, 2024, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.95% for Class 1 shares and 1.20% for Class 2 shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.  Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.
Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

8 | Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of December 31, 2023[1]

[1]
The chart compares the performance of Class 2 shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of
$10,000 in Class 2 shares and reflects all operating expenses of the Fund but does not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

Allspring VT Small Cap Growth Fund | 9

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Fund highlights
•The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended December 31, 2023.
•Healthcare and Information technology (IT) were the primary detractors during the period.
•Consumer staples contributed due to strong stock selection.
While equities performed well overall in 2023, small caps lagged as investors focused on mega caps.
Equities staged a strong rally during the year, but it was largely driven by mega caps, specifically a group of seven stocks that collectively rose more than 70% during the period. That led to a significant performance gap, with the large-cap Russell 1000® Growth Index† outperforming the small-cap Russell 2000® Growth Index by 24%, a similar margin to 2021, which created a difficult environment for smaller stocks. Small caps were heavily influenced by interest rate moves, which swung widely in the last five months of the year, with rates rising sharply only to fall by the largest margin seen in years during the final two months. As interest rates declined, small caps raced ahead and significantly outperformed in December 2023 in a classic melt-up scenario that favored the most beaten-down names in what can be characterized as a low-quality rally.
Despite positive returns, small caps endured significant volatility over the period, which made it difficult to keep pace as sentiment constantly shifted around interest rates and the prospects of a recession.

Ten largest holdings (%) as of December 31, 2023[1]
TransMedics Group, Inc.	3.25
SPS Commerce, Inc.	3.17
CyberArk Software Ltd.	3.12
SPX Technologies, Inc.	3.05
Casella Waste Systems, Inc. Class A	2.57
e.l.f. Beauty, Inc.	2.55
Five9, Inc.	2.39
BellRing Brands, Inc.	2.34
Applied Industrial Technologies, Inc.	2.20
Kinsale Capital Group, Inc.	1.83

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.
Health care and IT were major detractors during the period.
Health care was an underperforming sector for the year. Even though we carried a slight underweight, weakness in portfolio holdings detracted from performance. Specifically, our holdings in the medical devices area—Treace Medical Concepts* (device for bunion correction) and Silk Road Medical* (transcarotid artery revascularization or TCAR procedures to reduce stroke risk)—simply did not perform as growth did not materialize as expected. There were strong performers, such as SI-Bone (up more than 50%), but not enough to offset the detractors. We generally are underweight biotech, a significant part of the Russell 2000® Growth Index. That worked for part of the year but held back the portfolio in the fourth quarter as many of these stocks had strong rallies on the basis of interest rates alone.
IT was an area of overweight in the portfolio, but small-cap tech stocks did not perform anywhere near what their large-cap counterparts did. While we had plenty of winners, including SPS Commerce (logistics software) and CyberArk Software (security), there weren’t enough to offset weakness in stocks such as Calix and Impinj*. We continue to find plenty of higher-growth names in IT, but this is one sector where we need the market to broaden out beyond the mega caps. We saw some of that late in the year, and if the trend persists, we expect the sector to perform strongly in
2024.
†The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
*This security was no longer held at the end of the reporting period.

10 | Allspring VT Small Cap Growth Fund

Performance highlights (unaudited)
Sector allocation as of December 31, 2023[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The Fund benefited from an overweight to and strong stock selection within consumer staples.
Our positioning in consumer staples was a significant contributor. Our focus on high-growth stocks e.l.f. Beauty and Celsius Holdings contributed to overall returns as both companies put up strong growth throughout the year as they expanded shelf space across their distribution chains. This is yet another sector that differs substantially from large-cap indexes in that there are considerably more opportunities in the sector within the small-
cap segment. We expect to remain overweight given the quality of the businesses we’re currently invested in.
Small caps have lagged badly over the past three years and are poised to improve if market breadth broadens.
As we close the chapter on 2023, the prevailing market consensus points to a notable shift in Federal Reserve policy. The belief now is that the interest rate hike cycle is over, and the central bank is poised to cut rates in 2024 and adopt an easing stance. This shift in sentiment fueled a robust rally in the fourth quarter, amplified by the historical tendency of equities to thrive as inflation recedes at the end of a rate hike cycle. Small caps tend to lead coming out of such periods.
Adding a layer of complexity, 2024 is a U.S. election year. While historical trends suggest that election years tend to favor equities, the market will grapple with heightened volatility. The enduring themes of inflation and interest rates will continue to be pivotal drivers of market performance in the immediate future. Despite the economy’s remarkable resilience, investors should brace for sustained volatility given the wide range of potential outcomes as we face uncertainties that include an election, multiple global geopolitical conflicts, inflation trends, and the lingering impact of higher interest rates.
We hope the dominance of the “Magnificent Seven” that shaped market dynamics in 2023, particularly within large-cap growth, will wane. A broader market rally would certainly be welcome by many investors. We continue to believe in the merit of managing diversified and balanced portfolios as we navigate possibly choppier waters in 2024.

Allspring VT Small Cap Growth Fund | 11

Fund expenses (unaudited)
Fund expenses
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.
	Beginning account value 7-1-2023	Ending account value 12-31-2023	Expenses paid during the period[1]	Annualized net expense ratio
Class 1
Actual	$1,000.00	$955.60	$4.51	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66	0.92%
Class 2
Actual	$1,000.00	$955.00	$5.73	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.92	1.17%

[1]
Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half-year period).

12 | Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2023
Portfolio of investments

	Shares	Value
Common stocks: 98.86%
Communication services: 0.40%
Entertainment: 0.20%
Madison Square Garden Entertainment Corp.†	19,033	$605,059
Media: 0.20%
Thryv Holdings, Inc.†	28,701	584,065
Consumer discretionary: 9.40%
Automobile components: 0.96%
Fox Factory Holding Corp.†	6,586	444,423
Modine Manufacturing Co.†	26,600	1,588,020
Visteon Corp.†	6,359	794,239
		2,826,682
Diversified consumer services: 3.85%
Bright Horizons Family Solutions, Inc.†	51,255	4,830,271
Duolingo, Inc.†	19,600	4,446,260
Rover Group, Inc.†	99,400	1,081,472
Udemy, Inc.†	65,700	967,761
		11,325,764
Hotels, restaurants & leisure: 2.55%
Dutch Bros, Inc. Class A†	56,700	1,795,689
First Watch Restaurant Group, Inc.†	154,912	3,113,731
Hilton Grand Vacations, Inc.†	14,102	566,619
Wingstop, Inc.	7,876	2,020,824
		7,496,863
Specialty retail: 2.04%
American Eagle Outfitters, Inc.	41,600	880,256
Boot Barn Holdings, Inc.†	67,020	5,144,455
		6,024,711
Consumer staples: 7.96%
Beverages: 1.61%
Celsius Holdings, Inc.†	28,200	1,537,464
MGP Ingredients, Inc.	18,767	1,848,925
Vita Coco Co., Inc.†	52,900	1,356,885
		4,743,274
Consumer staples distribution & retail : 0.41%
Chefs’ Warehouse, Inc.†	40,570	1,193,975
Food products: 1.05%
Freshpet, Inc.†	28,700	2,490,012
Simply Good Foods Co.†	15,038	595,505
		3,085,517
The accompanying notes are an integral part of these financial statements.
Allspring VT Small Cap Growth Fund | 13

Portfolio of investments—December 31, 2023

	Shares	Value
Personal care products: 4.89%
BellRing Brands, Inc.†	124,400	$6,895,492
e.l.f. Beauty, Inc.†	51,897	7,490,813
		14,386,305
Energy: 1.67%
Energy equipment & services: 0.43%
Helmerich & Payne, Inc.	35,100	1,271,322
Oil, gas & consumable fuels: 1.24%
Matador Resources Co.	30,600	1,739,916
Viper Energy, Inc.	60,500	1,898,490
		3,638,406
Financials: 5.02%
Financial services: 0.20%
Flywire Corp.†	25,802	597,316
Insurance: 4.82%
Goosehead Insurance, Inc. Class A†	60,987	4,622,814
Kinsale Capital Group, Inc.	16,048	5,374,636
Skyward Specialty Insurance Group, Inc.†	123,395	4,180,623
		14,178,073
Health care: 15.89%
Biotechnology: 3.79%
Apellis Pharmaceuticals, Inc.†	18,414	1,102,262
Immunocore Holdings PLC ADR†	26,732	1,826,330
Immunovant, Inc.†	13,500	568,755
Krystal Biotech, Inc.†	18,230	2,261,614
Vaxcyte, Inc.†	7,200	452,160
Vericel Corp.†	138,266	4,923,652
		11,134,773
Health care equipment & supplies: 7.80%
Glaukos Corp.†	23,100	1,836,219
Inari Medical, Inc.†	29,235	1,897,936
PROCEPT BioRobotics Corp.†	51,271	2,148,768
RxSight, Inc.†	60,664	2,445,972
Shockwave Medical, Inc.†	10,144	1,933,041
SI-BONE, Inc.†	148,624	3,119,618
TransMedics Group, Inc.†	121,332	9,576,735
		22,958,289
Health care providers & services: 3.28%
Ensign Group, Inc.	12,800	1,436,288
HealthEquity, Inc.†	54,600	3,619,980
RadNet, Inc.†	132,199	4,596,559
		9,652,827
The accompanying notes are an integral part of these financial statements.
14 | Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Pharmaceuticals: 1.02%
Cymabay Therapeutics, Inc.†	25,400	$599,948
Ligand Pharmaceuticals, Inc.†	8,300	592,786
Structure Therapeutics, Inc. ADR†	15,200	619,552
Tarsus Pharmaceuticals, Inc.†	58,800	1,190,700
		3,002,986
Industrials: 22.03%
Aerospace & defense: 1.27%
AeroVironment, Inc.†	6,400	806,656
Hexcel Corp.	39,803	2,935,471
		3,742,127
Building products: 2.46%
AZEK Co., Inc.†	67,573	2,584,667
Zurn Elkay Water Solutions Corp.	158,377	4,657,868
		7,242,535
Commercial services & supplies: 3.30%
Casella Waste Systems, Inc. Class A†	88,559	7,568,252
Cimpress PLC†	26,628	2,131,571
		9,699,823
Construction & engineering: 2.52%
Comfort Systems USA, Inc.	24,400	5,018,348
Construction Partners, Inc. Class A†	55,189	2,401,825
		7,420,173
Electrical equipment: 0.89%
NEXTracker, Inc. Class A†	21,979	1,029,716
Shoals Technologies Group, Inc. Class A†	101,856	1,582,843
		2,612,559
Ground transportation: 2.48%
ArcBest Corp.	31,928	3,838,065
Marten Transport Ltd.	120,893	2,536,335
Saia, Inc.†	2,103	921,577
		7,295,977
Machinery: 3.67%
ESCO Technologies, Inc.	15,600	1,825,668
SPX Technologies, Inc.†	88,926	8,982,415
		10,808,083
Professional services: 1.90%
ASGN, Inc.†	30,641	2,946,745
Paycor HCM, Inc.†	122,471	2,644,149
		5,590,894
The accompanying notes are an integral part of these financial statements.
Allspring VT Small Cap Growth Fund | 15

Portfolio of investments—December 31, 2023

	Shares	Value
Trading companies & distributors: 3.54%
Applied Industrial Technologies, Inc.	37,365	$6,452,562
SiteOne Landscape Supply, Inc.†	24,301	3,948,912
		10,401,474
Information technology: 35.13%
Communications equipment: 1.22%
Calix, Inc.†	73,879	3,227,773
Extreme Networks, Inc.†	19,990	352,624
		3,580,397
Electronic equipment, instruments & components: 2.05%
Fabrinet†	12,400	2,360,092
Novanta, Inc.†	21,757	3,664,097
		6,024,189
IT services: 2.54%
Globant SA†	11,600	2,760,568
Wix.com Ltd.†	38,400	4,723,968
		7,484,536
Semiconductors & semiconductor equipment: 6.91%
ACM Research, Inc. Class A†	138,500	2,706,290
Allegro MicroSystems, Inc.†	94,416	2,857,972
Credo Technology Group Holding Ltd.†	68,600	1,335,642
Diodes, Inc.†	56,925	4,583,601
Onto Innovation, Inc.†	12,000	1,834,800
PDF Solutions, Inc.†	21,127	679,022
Silicon Laboratories, Inc.†	17,592	2,326,894
SiTime Corp.†	32,855	4,010,938
		20,335,159
Software: 22.41%
Appfolio, Inc. Class A†	6,500	1,126,060
BILL Holdings, Inc.†	16,000	1,305,440
Braze, Inc. Class A†	95,644	5,081,566
Clearwater Analytics Holdings, Inc. Class A†	217,207	4,350,656
CyberArk Software Ltd.†	41,840	9,165,052
Descartes Systems Group, Inc.†	34,400	2,891,664
DoubleVerify Holdings, Inc.†	56,200	2,067,036
EngageSmart, Inc.†	52,261	1,196,777
Five9, Inc.†	89,267	7,024,420
JFrog Ltd.†	154,020	5,330,632
PowerSchool Holdings, Inc. Class A†	128,685	3,031,819
PROS Holdings, Inc.†	22,300	865,017
Sprout Social, Inc. Class A†	83,969	5,159,055
SPS Commerce, Inc.†	48,190	9,341,150
Varonis Systems, Inc.†	91,400	4,138,592
Workiva, Inc.†	38,200	3,878,446
		65,953,382
The accompanying notes are an integral part of these financial statements.
16 | Allspring VT Small Cap Growth Fund

Portfolio of investments—December 31, 2023

	Shares	Value
Materials: 1.36%
Metals & mining: 1.36%
ATI, Inc.†	88,091	$4,005,498
Total common stocks (Cost $241,906,260)		290,903,013

		Yield
Short-term investments: 1.20%
Investment companies: 1.20%
Allspring Government Money Market Fund Select Class♠∞		5.28%	3,515,301	3,515,301
Total short-term investments (Cost $3,515,301)				3,515,301
Total investments in securities (Cost $245,421,561)	100.06%			294,418,314
Other assets and liabilities, net	(0.06)			(173,939)
Total net assets	100.00%			$294,244,375

†	Non-income-earning security
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$4,239,144	$110,994,404	$(111,718,247)	$0	$0	$3,515,301	3,515,301	$314,295
Investments in affiliates no longer held at end of period
Securities Lending Cash Investments LLC	2,138,297	9,115,875	(11,254,178)	78	(72)	0	0	7,951 [1]
				$78	$(72)	$3,515,301		$322,246

[1]	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.
Allspring VT Small Cap Growth Fund | 17

Statement of assets and liabilities—December 31, 2023
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $241,906,260)	$290,903,013
Investments in affiliated securities, at value (cost $3,515,301)	3,515,301
Receivable for investments sold	521,505
Receivable for Fund shares sold	101,232
Receivable for dividends	20,835
Prepaid expenses and other assets	4,328
Total assets	295,066,214
Liabilities
Payable for investments purchased	267,686
Payable for Fund shares redeemed	251,095
Management fee payable	201,775
Distribution fee payable	58,234
Administration fees payable	20,178
Trustees’ fees and expenses payable	263
Accrued expenses and other liabilities	22,608
Total liabilities	821,839
Total net assets	$294,244,375
Net assets consist of
Paid-in capital	$274,207,611
Total distributable earnings	20,036,764
Total net assets	$294,244,375
Computation of net asset value per share
Net assets–Class 1	$20,725,339
Shares outstanding–Class 1[1]	2,468,867
Net asset value per share–Class 1	$8.39
Net assets–Class 2	$273,519,036
Shares outstanding–Class 2[1]	34,802,966
Net asset value per share–Class 2	$7.86
1 The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.
18 | Allspring VT Small Cap Growth Fund

Statement of operations—year ended December 31, 2023
Statement of operations
Investment income
Dividends	$554,693
Income from affiliated securities	314,957
Interest	9,636
Total investment income	879,286
Expenses
Management fee	2,316,137
Administration fees
Class 1	16,221
Class 2	215,393
Distribution fee
Class 2	669,781
Custody and accounting fees	11,113
Professional fees	62,664
Shareholder report expenses	2,353
Trustees’ fees and expenses	24,178
Other fees and expenses	6,181
Total expenses	3,324,021
Net investment loss	(2,444,735)
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(12,819,432)
Affiliated securities	78
Net realized losses on investments	(12,819,354)
Net change in unrealized gains (losses) on
Unaffiliated securities	26,845,899
Affiliated securities	(72)
Net change in unrealized gains (losses) on investments	26,845,827
Net realized and unrealized gains (losses) on investments	14,026,473
Net increase in net assets resulting from operations	$11,581,738
The accompanying notes are an integral part of these financial statements.
Allspring VT Small Cap Growth Fund | 19

Statement of changes in net assets
Statement of changes in net assets
	Year ended December 31, 2023		Year ended December 31, 2022
Operations
Net investment loss		$(2,444,735)		$(2,758,598)
Net realized losses on investments		(12,819,354)		(16,006,885)
Net change in unrealized gains (losses) on investments		26,845,827		(135,569,670)
Net increase (decrease) in net assets resulting from operations		11,581,738		(154,335,153)
Distributions to shareholders from
Net investment income and net realized gains
Class 1		0		(4,061,029)
Class 2		0		(51,742,025)
Total distributions to shareholders		0		(55,803,054)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	347,558	2,847,502	354,012	3,588,220
Class 2	3,538,113	27,133,202	3,506,997	35,910,165
		29,980,704		39,498,385
Reinvestment of distributions
Class 1	0	0	484,032	4,061,029
Class 2	0	0	6,566,247	51,742,025
		0		55,803,054
Payment for shares redeemed
Class 1	(384,992)	(3,186,427)	(717,144)	(6,701,122)
Class 2	(3,829,547)	(29,230,267)	(4,508,339)	(43,250,183)
		(32,416,694)		(49,951,305)
Net increase (decrease) in net assets resulting from capital share transactions		(2,435,990)		45,350,134
Total increase (decrease) in net assets		9,145,748		(164,788,073)
Net assets
Beginning of period		285,098,627		449,886,700
End of period		$294,244,375		$285,098,627
The accompanying notes are an integral part of these financial statements.
20 | Allspring VT Small Cap Growth Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 1	2023	2022	2021	2020	2019
Net asset value, beginning of period	$8.04	$14.76	$15.35	$10.29	$9.66
Net investment loss	(0.05)[1]	(0.07)[1]	(0.12)[1]	(0.09)	(0.07)[1]
Net realized and unrealized gains (losses) on investments	0.40	(4.92)	1.26	5.80	2.51
Total from investment operations	0.35	(4.99)	1.14	5.71	2.44
Distributions to shareholders from
Net realized gains	0.00	(1.73)	(1.73)	(0.65)	(1.81)
Net asset value, end of period	$8.39	$8.04	$14.76	$15.35	$10.29
Total return[2]	4.35%	(34.30)%	7.93%	58.09%	25.31%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.92%	0.93%	0.93%
Net expenses	0.92%	0.94%	0.92%	0.93%	0.93%
Net investment loss	(0.61)%	(0.63)%	(0.78)%	(0.76)%	(0.69)%
Supplemental data
Portfolio turnover rate	95%	61%	46%	51%	62%
Net assets, end of period (000s omitted)	$20,725	$20,160	$35,204	$35,128	$22,925

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
Allspring VT Small Cap Growth Fund | 21

Financial highlights

(For a share outstanding throughout each period)

	Year ended December 31
Class 2	2023	2022	2021	2020	2019
Net asset value, beginning of period	$7.55	$14.04	$14.72	$9.91	$9.38
Net investment loss	(0.07)[1]	(0.09)[1]	(0.14)	(0.11)	(0.09)
Net realized and unrealized gains (losses) on investments	0.38	(4.67)	1.19	5.57	2.43
Total from investment operations	0.31	(4.76)	1.05	5.46	2.34
Distributions to shareholders from
Net realized gains	0.00	(1.73)	(1.73)	(0.65)	(1.81)
Net asset value, end of period	$7.86	$7.55	$14.04	$14.72	$9.91
Total return[2]	4.11%	(34.42)%	7.64%	57.78%	24.83%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.17%	1.18%	1.18%
Net expenses	1.17%	1.19%	1.17%	1.18%	1.18%
Net investment loss	(0.86)%	(0.87)%	(1.03)%	(1.00)%	(0.95)%
Supplemental data
Portfolio turnover rate	95%	61%	46%	51%	62%
Net assets, end of period (000s omitted)	$273,519	$264,938	$414,683	$392,316	$269,657

[1]	Calculated based upon average shares outstanding
[2]	Returns do not reflect fees and expenses charged pursuant to the terms of variable life insurance policies and variable annuity contracts.
The accompanying notes are an integral part of these financial statements.
22 | Allspring VT Small Cap Growth Fund

Notes to financial statements
Notes to financial statements
1.
ORGANIZATION
Allspring Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Allspring VT Small Cap Growth Fund  (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.
2.
SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Securities lending
During the period, the Fund participated in a program to lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities were on loan, the Fund received interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions was invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”), an affiliated non-registered investment company. Interests in the non-registered investment company that were redeemable at net asset value were fair valued normally at net asset value. Effective at the close of business on March 29, 2023, the Fund is no longer participating in the securities lending program and the Securities Lending Fund was liquidated. Securities Lending Fund was managed by Allspring Funds Management and was subadvised by Allspring Global Investments, LLC (“Allspring Investments”), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management received an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increased. All of the fees received by Allspring Funds Management were paid to Allspring Investments for its services as subadviser.
Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Allspring VT Small Cap Growth Fund | 23

Notes to financial statements
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable  income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s  tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of December 31, 2023, the aggregate cost of all investments for federal income tax purposes was $245,946,567 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$54,554,006
Gross unrealized losses	(6,082,259)
Net unrealized gains	$48,471,747
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification are due to dividends from certain securities and net operating loss. At December 31, 2023, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(2,516,646)	$2,516,646
As of December 31, 2023, the Fund had capital loss carryforwards which consist of $28,434,363 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3.
FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
24 | Allspring VT Small Cap Growth Fund

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of December 31, 2023:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$1,189,124	$0	$0	$1,189,124
Consumer discretionary	27,674,020	0	0	27,674,020
Consumer staples	23,409,071	0	0	23,409,071
Energy	4,909,728	0	0	4,909,728
Financials	14,775,389	0	0	14,775,389
Health care	46,748,875	0	0	46,748,875
Industrials	64,813,645	0	0	64,813,645
Information technology	103,377,663	0	0	103,377,663
Materials	4,005,498	0	0	4,005,498
Short-term investments
Investment companies	3,515,301	0	0	3,515,301
Total assets	$294,418,314	$0	$0	$294,418,314
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
At December 31, 2023, the Fund did not have any transfers into/out of Level 3.
4.
TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.800%
Next $500 million	0.750
Next $1 billion	0.700
Next $1 billion	0.675
Next $2 billion	0.650
Next $5 billion	0.640
Over $10 billion	0.630
For the year ended December 31, 2023, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Investments is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring
Allspring VT Small Cap Growth Fund | 25

Notes to financial statements
Funds Management has contractually committed through April 30, 2024 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. As of December 31, 2023, the contractual expense caps are as follows:
EXPENSE RATIO CAPS
Class 1	0.95%
Class 2	1.20
Distribution fee
The Trust has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Allspring Funds Distributor, LLC, the principal underwriter, an affiliate of Allspring Funds Management, at an annual rate up to 0.25% of the average daily net assets of Class 2 shares.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the year ended December 31, 2023.
5.
INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended December 31, 2023 were $271,919,273 and $276,189,950, respectively.
6.
BANK BORROWINGS
The Trust, Allspring Master Trust and Allspring Funds Trust (excluding the money market funds) are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on borrowing rate equal to the higher of the Federal Funds rate or the overnight bank funding rate in effect on that day plus a spread. In addition, an annual commitment fee based on the unused balance is allocated to each participating fund.
For the year ended December 31, 2023, there were no borrowings by the Fund under the agreement.
7.
DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $0 and $55,803,054 of long-term capital gain for the years ended December 31, 2023 and December 31, 2022, respectively.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Unrealized gains	Capital loss carryforward
$48,471,747	$(28,434,363)
8.
CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.
INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
26 | Allspring VT Small Cap Growth Fund

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Allspring Variable Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Allspring VT Small Cap Growth Fund (the Fund), one of the funds constituting Allspring Variable Trust, including the portfolio of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Allspring Funds investment companies; however, we are aware that we have served as the auditor of one or more Allspring Funds investment companies since at least 1955.
Boston, Massachusetts
February 26, 2024
Allspring VT Small Cap Growth Fund | 27

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28 | Allspring VT Small Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Allspring family of funds, which consists of 117 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information†. The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023 as well as the Vice Chairman of the Governing Council of the Independent Directors Council since 2023. Audit Committee Chair and Investment
Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr.
Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since January 2018#
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
David F. Larcker (Born 1950)	Trustee, since 2009
Distinguished Visiting Fellow at the Hoover Institution since 2022. James Irvin Miller Professor of
Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the
Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate
Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of
Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.
N/A
Olivia S. Mitchell (Born 1953)	Trustee, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Vice Chair of the Economic Club of Minnesota, since 2007. Co-Chair of the Committee for a Responsible Federal Budget, since 1995. Member of the Board of Trustees of
NorthStar Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
#  Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.
†
The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at allspringglobal.com.

Allspring VT Small Cap Growth Fund | 29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Trustee, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019#
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Board member of the Minnesota Wild Foundation.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
# Ms. Freeman will serve as Chair Liaison through June 2024, at which time Ms. Wheelock will assume the role.

30 | Allspring VT Small Cap Growth Fund

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017
President and Chief Executive Officer of Allspring Funds Management, LLC since 2017 and Head of Global Fund
Governance of Allspring Global Investments since 2022. Prior thereto, co-president of Galliard Capital
Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022 and Head of Affiliated
Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer, since 2022; Secretary, since 2021
Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department
from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at
Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Allspring VT Small Cap Growth Fund | 31

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For more information
More information about Allspring Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:
Allspring Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors:  1-800-260-5969
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2024 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-01052024-ljmz3knh 02-24
AR3003 12-23

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Allspring Variable Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Allspring Variable Trust has determined that Isaiah Harris is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Harris is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant’s principal accountant. These fees were billed to the registrant and were approved by the registrant’s audit committee.

	Fiscal year ended December 31, 2023	Fiscal year ended December 31, 2022
Audit fees	$208,230	$203,150
Audit-related fees	—	14,050
Tax fees (1)	$18,350	$17,920
All other fees	—	—

	$226,580	$235,120

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e)(1) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Allspring Variable Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Allspring Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that Allspring Variable Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Variable Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Variable Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: February 26, 2024

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: February 26, 2024